SECOND AMENDMENT TO AND WAIVER UNDER CREDIT AGREEMENT



         THIS SECOND AMENDMENT TO AND WAIVER UNDER CREDIT AGREEMENT (this "Second Amendment and Waiver") is dated as of May 15, 2001 among GUILFORD MILLS, INC. (the "Borrower"), WACHOVIA BANK, N.A., as Administrative Agent, FIRST UNION NATIONAL BANK, as Syndication Agent, BANK ONE, NA, as Documentation Agent and WACHOVIA BANK, N.A., FIRST UNION NATIONAL BANK, BANK ONE, NA, and BRANCH BANKING AND TRUST COMPANY, as Banks (collectively, the "Banks");


                              W I T N E S S E T H :
                              ---------------------

         WHEREAS, the Borrower, the Administrative Agent, the Syndication Agent, the Documentation Agent and the Banks executed and delivered that certain Credit Agreement, dated as of May 26, 2000, as amended by First Amendment to Credit Agreement dated as of November 6, 2000 (as so amended, the "Credit Agreement");



         WHEREAS, the Borrower has advised the Agent and the Banks, and hereby acknowledges, that the Borrower has breached the Interest Coverage Ratio covenant contained in Section 5.17 of the Credit Agreement as it existed prior to being replaced pursuant to this Second Amendment and Waiver (the "Replaced Interest Coverage Covenants"), the Leverage Ratio covenant contained in Section
5.19 of the Credit Agreement as it existed prior to being replaced pursuant to this Second Amendment and Waiver (the "Replaced Leverage Ratio Covenant") and the Consolidated Tangible Net Worth covenant contained in Section 5.20 of the Credit Agreement as it existed prior to being replaced pursuant to this Second Amendment and Waiver (the "Replaced Net Worth Covenant"), for the Fiscal Quarter ending on or about March 31, 2001 (the "Second Quarter FY2001")(such breaches of the Replaced Interest Coverage Covenant, the Replaced Leverage Ratio Covenant and the Replaced Net Worth Covenant for the Second Quarter FY2001 being collectively referred to as the "Second Quarter FY2001 Replaced Financial Covenant Defaults"), and requested that the Agent and the Banks waive the Event of Default which has occurred under Sections 5.17, 5.19 and 5.20 as a result of the Second Quarter FY2001 Replaced Financial Covenant Defaults, and the Agent and the Required Banks have agreed to such waiver, subject to the terms and conditions hereof;

         WHEREAS, the Borrower has requested and the Administrative Agent and the Banks have agreed to certain amendments to the Credit Agreement, subject to the terms and conditions hereof;

         NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged by the parties hereto, the Borrower, the Administrative

Agent and the Banks hereby covenant and agree as follows:

         1. Definitions. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended hereby.

         2. Waiver. Effective upon satisfaction of the conditions to effectiveness set forth, and subject to the other terms and conditions set forth herein, the Agent and the Banks waive the Second Quarter FY2001 Replaced Financial Covenant Defaults.

         3. Amendment to Section 1.01. Section 1.01 of the Credit Agreement hereby is amended by (i) amending and restating each of the following definitions which previously were contained in Section 1.01 of the Credit Agreement and (ii) adding to the Credit Agreement the following definitions which were not previously contained in Section 1.01 of the Credit Agreement.

                           "Applicable Restructuring Charges" means, for each applicable quarterly reporting period in which such charges should be included: (i) the UK Restructuring Charges, up to the amount set forth in the definition thereof; (ii) other restructuring charges incurred in the fourth Fiscal Quarter of the 2000 Fiscal Year in an amount not exceeding $28,645,000, described in the Restructuring Charges Letter;
         (iii) other restructuring charges to be incurred in each Fiscal Quarter of the 2001 Fiscal Year described in the Restructuring Charges Letter; provided, that the aggregate of such Applicable Restructuring Charges under this clause (iii) for the 2001 Fiscal Year shall not exceed $16,060,000.

                           "Cash Flow Certificate Delivery Date" has the meaning set forth in Section 2.08(b).

                           "Collateral" means: (i) the Foreign Pledged Stock;
         (ii) the Domestic Pledged Stock and (if applicable, the Receivables Subsidiary Pledged Stock); (iii) all of the personal property described in the Security Agreement and the Patent Assignment; provided, however, that from and after the release of the Receivables Program Assets pursuant to Section 9.19, all references to Collateral pursuant to the Security Agreement shall exclude the Receivables Program Assets and the Purchase Money Note, but shall include the Receivables Subsidiary Pledged Stock; (iv) all of the Plants and Designated Other Real Property; (v) from and after execution and delivery of the Life Insurance Assignments pursuant to Section 5.25(c) of the Credit Agreement, the life insurance policies described in the Life Insurance Assignments; and (vi) when and if the UK Subsidiary Collateral Documents are executed and delivered pursuant to Section 5.25(d) of the Credit Agreement, the UK Subsidiary Collateral.

                           "Commitment Reduction Date" means each of June 30, 2001, July 31, 2001, August 31, 2001, September 30, 2001 and September 30, 2002.

                           "Consolidated Excess Cash Flow" means for any period, the sum of the following calculated on a consolidated basis for the Borrower and its Domestic Subsidiaries (i) Consolidated Net income, plus (ii) to the extent deducted (or minus to the extent included) in determining Consolidated Net Income for such period, non-cash items of income and expense (including depreciation, amortization, and other similar non-cash charges) minus (if a gain) or plus (if a loss) (iii) any gain or loss from the dispositions of Property to the extent taken into account in determining Consolidated Net Income, minus (iv) Capital Expenditures not financed with Purchase Money Debt, minus (v) any increase (or plus any decrease) in the average of the Consolidated Net Working Investment at the end of each month during the period, when compared to the average of the Consolidated Net Working Investment at the end of each month ending during the corresponding period immediately prior thereto, minus (vi) all scheduled principal payments made on Debt (including prepayments pursuant to Section 2.10 which reduce the Commitments pursuant to Section 2.08(b)).

                           "Consolidated Fixed Charges" means the sum of Consolidated Interest Expense for such period plus Capital Expenditures not financed by Permitted Foreign Debt or Domestic Purchase Money Debt for such period plus all scheduled principal payments on Debt coming due in the next period (but not including prepayments pursuant to Section 2.10 which reduce the Commitments pursuant to Section 2.08(b)).

                           "Consolidated Net Working Investment" means for any period, the sum of the following calculated on a consolidated basis,
         (i) the current assets (including gross trade accounts receivable before Factor Advances, but excluding cash and cash equivalents) of the Borrower and its Domestic Subsidiaries, minus (ii) the current liabilities (excluding Debt) of the Borrower and its Domestic Subsidiaries.

                           "Consolidated Total EBITDA" means, as to the Borrower and its Consolidated Subsidiaries calculated for each Fiscal Quarter then ending, and the immediately preceding 3 Fiscal Quarters (determined on a consolidated basis and in accordance with GAAP), the sum of (a) Consolidated Net Income, plus (b) Consolidated Interest Expense (to the extent subtracted from Consolidated Net Income), plus
         (c) Amortization (to the extent subtracted from Consolidated Net Income), plus (d) Depreciation (to the extent subtracted from Consolidated Net Income), plus or minus (e) to the extent included in determining Consolidated Net Income, provisions for taxes on income for such period (subtract if net benefits are recognized), plus (f) Applicable Restructuring Charges.

                           "Domestic Permitted Purchase Money Lien" means any Lien on an asset which is purchased after the Second Amendment Effective Date and which is located in the United States of America or any state, territory or possession thereof or the District of Columbia, provided that (i) such Lien attaches to such asset concurrently with the acquisition, (ii) such Lien does not at any time encumber any Property other than such asset, (iii) the amount of Debt secured by such asset is not increased and (iv) the aggregate principal amount outstanding at any time of all Domestic Purchase Money Debt secured by Domestic Permitted Purchase Money Liens shall not exceed $40,000,000.

                           "Domestic Purchase Money Debt" means Debt incurred by the Borrower or any Domestic Subsidiary incurred for the purpose of financing all or any part of the cost of acquiring an asset located in the United States of America or any state, territory or possession thereof or the District of Columbia, which Debt is secured by a Domestic Permitted Purchase Money Lien.

                           "Fiscal Month" means any fiscal month of the Borrower.

                           "Fixed Charge Coverage Ratio" means the ratio of the sum of Consolidated Total EBITDA for such period to Consolidated Fixed Charges for such period.

                           "Life Insurance Assignments" means, individually and collectively, as the context shall require, each Collateral Assignment of Life Insurance executed and delivered by the Borrower pursuant to
         Section 5.25(c) in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, to secure the Secured Obligations, each in substantially the form of Exhibit R.

                           "Morelos Assets Sale Letter" means a letter from the Borrower to the Administrative Agent and the Secured Parties dated May 15, 2001 pertaining to the sale of certain assets in State of Morelos, Mexico.

                           "Net Proceeds of Special Transaction" means all amounts paid in cash from time to time to the Borrower or any Subsidiary by the Special Transaction Entity, including, without limitation, cash dividends and other cash distributions and payments under a put agreement or other cash returns of capital paid to the Borrower or any Subsidiary pursuant to the operating or partnership agreement or any other agreement pertaining to the Special Transaction Entity, and repayments of loans to the Special Transaction Entity, in each case net of applicable taxes, but excluding payments arising from ordinary course of business transactions between the Borrower or any Subsidiary and the Special Transaction Entity which are unrelated to the Special Transaction Investment (such as receipt of payment for goods sold).

                           "Net Proceeds of Loan Repayment" means all cash proceeds received in payment of intercompany loans between the Borrower or any Domestic Subsidiary and any of the Foreign Subsidiaries made as permitted by Section 5.15(xii), (xiii) or (xiv), in each case net of applicable taxes, and excluding "VAT" or "IVA" tax reimbursements originally applied for during the 2001 Fiscal Year.

                           "Second Amendment Effective Date" means May 15, 2001.

                           "Security Documents" means the Foreign Stock Pledge Agreement, the Domestic Stock Pledge Agreement, the Life Insurance Assignments, the Security Agreement, the Patent Assignment, the Mortgages and any UK Subsidiary Collateral Documents.

                           "Special Transaction Investment" means the Investment to be made in the Special Transaction Entity described in the Special Transaction Letter, subject to the provisions of Section 5.15(xxiii).

                           "Special Transaction Entity" means the entity in which the Special Transaction Investment will be made as described in the Special Transaction Letter, subject to the provisions of Section 5.15(xxiii).

                           "Special Transaction Letter" means a letter from the Borrower to the Administrative Agent and the Secured Parties dated May 15, 2001 which (i) is entitled at the top thereof "SPECIAL TRANSACTION LETTER", (ii) refers to the Credit Agreement, as amended by this Second Amendment and Waiver, (iii) describes the Special Transaction Investment in the Special Transaction Entity and (iv) describes the equipment to be contributed to the Special Transaction Entity.

                           "UK Restructuring Charges" means restructuring charges taken or to be taken in the 2001 Fiscal Year in connection with the operations of UK Subsidiaries in an aggregate amount not to exceed $4,800,000 and described in a letter dated April 16, 2001 from the Borrower to the Agent, the Banks and the Senior Note Holders.

                           "UK Subsidiary" means any Subsidiary organized under the laws of the United Kingdom and any Subsidiary owned by a Subsidiary organized under the laws of the United Kingdom.

                           "UK Subsidiary Collateral" means substantially all of the assets (both real or personal) of any UK Subsidiary as to which the Collateral Agent has taken a fixed or floating charge pursuant to
         Section 5.25(d) for the ratable benefit of the Secured Parties, to secure the Secured Obligations.

                           "UK Subsidiary Collateral Documents" means, individually and collectively, as the context shall require, any documents executed and delivered by any of the UK Subsidiaries granting to the Collateral Agent, for the ratable benefit of the Secured Parties, to secure the Secured Obligations, a fixed or floating charge on any UK Subsidiary Collateral pursuant to Section 5.25(d).

         4. Amendment to Section 2.02(a). Section 2.02(a) of the Credit Agreement hereby is amended by deleting it in its entirety and by substituting the following therefor:

                           (a) The Borrower shall give the Administrative Agent notice (a "Notice of Borrowing"), which shall be substantially in the form of Exhibit E, prior to 11:00 A.M. (Atlanta, Georgia time) for Dollar Borrowings, and 9:30 A.M. (Atlanta, Georgia time) for Foreign Currency Borrowings, on the same Domestic Business Day of each Base Rate Borrowing and at least 3 Euro-Dollar Business Days before each Euro-Dollar Borrowing, and at least 3 Foreign Currency Business Days before each Foreign Currency Borrowing, specifying:

                           (i) the date of such Borrowing, which shall be a
                  Domestic Business Day in the case of a Domestic Borrowing, a Euro-Dollar Business Day in the case of a Euro-Dollar

                  Borrowing, or a Foreign Currency Business Day in the case of a Foreign Currency Borrowing,

                           (ii) the aggregate amount of such Borrowing,

                           (iii) whether the Loans comprising such Borrowing are
                  to be Syndicated Loans or Swing Loans, whether they are to be Base Rate Loans, Euro-Dollar Loans or Foreign Currency Loans, and if such Loans are to be Foreign Currency Loans, specifying the Foreign Currency, and

                           (iv) in the case of a Fixed Rate Borrowing, the
                  duration of the Interest Period applicable thereto, subject to the provisions of the definition of Interest Period; provided that if one or more Commitment Reduction Dates are scheduled to occur during the Interest Period so selected, and as a result thereof (but for this proviso) the Borrower shall become obligated to prepay or repay all or any portion of the Loans on any of such Commitment Reduction Dates pursuant to
                  Section 2.08(b), then a portion of such Fixed Rate Borrowing which is equal to the amount of the Loans that would otherwise be so prepaid or repaid on any of such Commitment Reduction Dates either (A) shall have applicable thereto an Interest Period or Interest Periods, as selected by the Borrower, ending on or before the Commitment Reduction Date on which Loans corresponding in amount to such portion would otherwise be prepaid or repaid, or (B) shall instead be made as a Base Rate Borrowing.

         5. Amendment to Section 2.05(a). Section 2.05(a) of the Credit Agreement hereby is amended by deleting it in its entirety and substituting the following therefor:

         (a) "Applicable Margin" means:

                           (i) for the period commencing on the Second Amendment
                  Effective Date to and including the first Performance Pricing Determination Date after the Second Amendment Effective Date,
                  (x) for any Base Rate Loan, 1.25%, and (y) for any Euro-Dollar Loan or Foreign Currency Loan, 4.25%; and

                           (ii) from and after the first Performance Pricing
                  Determination Date after the Second Amendment Effective Date,
                  (x) for any Base Rate Loan, 1.25%, and (y) for any Euro-Dollar Loan or Foreign Currency Loan, the percentage determined on each Performance Pricing Determination Date by reference to the table set forth below and the Leverage Ratio for the quarterly or annual period ending immediately prior to such Performance Pricing Determination Date.

                            Leverage Ratio                   Applicable Margin
                            --------------                   -----------------
                            < 2.75                           2.50%
                            => 2.75 and < 3.25               2.75%
                            => 3.25 and < 4.00               3.75%
                            => 4.00                          4.25%

                                     In determining interest for purposes of
         this Section 2.05, the Borrower and the Banks shall refer to the Borrower's most recent consolidated quarterly and annual (as the case may be) financial statements delivered pursuant to Section 5.01(a) or
         (b), as the case may be. If such financial statements require a change in interest pursuant to this Section 2.05 or fees pursuant to Section 2.06, the Borrower shall deliver to the Administrative Agent, along with such financial statements, a notice to that effect, which notice shall set forth in reasonable detail the calculations supporting the required change. The "Performance Pricing Determination Date" is the date which is the last date on which such financial statements are permitted to be delivered pursuant to Section 5.01(a) or (b), as applicable. Any such required change in interest and fees shall become effective on such Performance Pricing Determination Date, and shall be in effect until the next Performance Pricing Determination Date, provided that no interest shall be decreased pursuant to this Section
         2.05 if a Default is in existence on the Performance Pricing Determination Date, unless such Default in existence on the Performance Pricing Date was not an Event of Default on such date and did not thereafter become an Event of Default.

         6. Amendment to Section 2.06(a) and (b). Section 2.06(a) and (b) of the Credit Agreement hereby are amended by deleting them in their entirety and substituting the following therefor:

                           (a) The Borrower shall pay to the Administrative Agent, for the ratable account of each Bank, a commitment fee, on the aggregate daily amount of such Bank's Unused Commitment, at a rate per annum equal to 0.50% from and after the Second Amendment Effective Date. Such commitment fees shall accrue from and including the Second Amendment Effective Date (but excluding the Termination Date) and shall be payable on each March 31, June 30, September 30 and December 31 and on the Termination Date.

                           (b) The Borrower shall pay to the Administrative Agent, for the ratable account of each Bank, an additional amendment fee equal to 1.75% per annum of the average daily principal amount of the Loans outstanding from and after the Second Amendment Effective Date until the earlier of (a) the Termination Date and (b) the date on which the Applicable Rate (as defined in the Note Purchase Agreements) for the Senior Notes is reduced to 7.91% or less; provided, that on each date after the Second Amendment Effective Date on which the Applicable Rate for the Senior Notes is reduced from the Applicable Rate in effect on the Second Amendment Effective Date (after giving effect to the amendment to the Note Purchase Agreements contemplated in
         Section 30(e) hereof) to a new Applicable Rate which is still greater than 7.91%, such fee shall be reduced by the same number of basis points as such reduction in the Applicable Rate for the Senior Notes, and such reduction in such fee shall be effective for so long as such reduction in the Applicable Rate for the Senior Notes remains effective. The additional amendment fee shall be payable in full on the Termination Date; provided, however, that if by December 31, 2001, all of the Bank Obligations have been indefeasibly paid in full (other than any indemnification claims related to causes unknown at the time) and all Commitments have been terminated, such additional amendment fee shall be waived by the Banks and no payment shall be due on account thereof.

         7. Amendment to Section 2.08. Section 2.08 of the Credit Agreement hereby is amended by deleting it in its entirety and substituting the following therefor:

                           (a) The Commitments shall terminate on the Termination Date and any Loans then outstanding (together with accrued interest thereon) shall be due and payable on such date.

                           (b) The aggregate amount of the Commitments shall be reduced on each Commitment Reduction Date to the amount set forth below for such Commitment Reduction Date, or to such higher amount as shall be equal to the principal amount of the Loans outstanding on such date as a result of the provisions of, and after giving effect to the prepayment described in, the proviso contained in the first sentence of
         Section 2.10(a).

                 --------------------------- -----------------------
                 COMMITMENT REDUCTION DATE   NEW COMMITMENT LEVEL(1)
                 --------------------------- -----------------------
                 June 30, 2001               $127,500,000
                 --------------------------- ---------------------
                 July 31, 2001               $125,000,000
                 --------------------------- ---------------------
                 August 31, 2001             $122,500,000
                 --------------------------- ---------------------
                 September 30, 2001          $120,000,000
                 --------------------------- ---------------------
                 September 30, 2002          $95,000,000
                 --------------------------- ---------------------


                           In addition, concurrently with the delivery of the annual financial statements of the Borrower pursuant to Section 5.01(a) (but in no event later than the date such financial statements are required to be delivered pursuant to such Section, if they have not been timely delivered) (each such date being a "Cash Flow Certificate Delivery Date"), the Borrower shall certify to the Administrative Agent the amount of Consolidated Excess Cash Flow for the Fiscal Year then ended and the Commitments shall be reduced by an aggregate principal amount equal to 75% of such Consolidated Excess Cash Flow for such Fiscal Year, or to such higher amount as shall be equal to the principal amount of the Loans outstanding on such date as a result of the provisions of, and after giving effect to the prepayment described in, the proviso contained in the first sentence of Section 2.10(a).

                           In addition, the aggregate amount of the Commitments shall be permanently reduced by the amount of each prepayment made for the account of the Banks pursuant to Section 2.10(c) through (k); provided, however, that reductions in the Commitments as a result of prepayments pursuant to Section 2.10(d) and (e) shall be made only as and when the aggregate amount of such prepayments since the last Commitment reduction under Section 2.10(d) and (e) exceeds $500,000.


----------
1        Prior to giving effect to prepayment sharing provisions of Section
         2.10(a).

         Each reduction pursuant to this Section 2.08 shall be applied to reduce the Commitments of the several Lenders ratably. No optional reduction of the Commitments pursuant to Section 2.09 shall reduce the amount of any subsequent mandatory reduction pursuant to this Section 2.08(b).

         8. Amendment to Section 2.10. Section 2.10 of the Credit Agreement hereby is amended by deleting it in its entirety and substituting the following therefor:

                           Section 2.10     Mandatory Prepayments.

                                        (a) On each date on which the
                  Commitments are reduced pursuant to Section 2.07 or Section 2.08(b), the Borrower shall repay or prepay such principal amount of the outstanding Loans, if any (together with interest accrued thereon and any amount due under Section 8.05(a)), as may be necessary so that after such payment the aggregate unpaid principal amount of the Loans does not exceed the aggregate amount of the Commitments as then reduced; provided, however, that if on any Commitment Reduction Date or Cash Flow Certificate Delivery Date the principal amount of the outstanding Loans exceeds the amount of the new Commitment level set forth for such Commitment Reduction Date in the table contained in Section 2.08(b) or the amount to which the Commitments otherwise would be reduced on the Cash Flow Certificate Delivery Date by virtue of Section 2.08(b) (the amount of such excess being the "Outstanding Excess"), then a prepayment in the aggregate amount of the Outstanding Excess shall be made ratably on the Loans and the Senior Notes in accordance with paragraph (m) of this Section 2.10 and the Commitments shall be reduced only by the amount of such prepayment made on account of the Loans. All such prepayments shall be applied first to the Syndicated Dollar Loan Notes and then to the Swing Loan Note.

                                        (b) If the Administrative Agent
                  determines at any time (either on its own initiative or upon notice from any Bank) that the aggregate principal amount of the Foreign Currency Loans outstanding (after converting each Foreign Currency Loan to its Dollar Equivalent on the date of calculation) at any time exceeds $25,000,000, then upon 5 Foreign Currency Business Days' written notice from the Administrative Agent, the Borrower shall prepay an aggregate principal amount of Foreign Currency Loans sufficient to bring the aggregate of the Foreign Currency Loans outstanding within an amount equal to $25,000,000. Nothing in the foregoing shall require the Administrative Agent to make any such calculation unless expressly requested to do so by the Required Banks.

                                        (c) Upon receipt by the Borrower or any
                  Domestic Subsidiary of Net Proceeds of Asset Dispositions from any Receivables Securitization Program, the Borrower shall certify to the Administrative Agent the amount of Net Proceeds of Asset Dispositions so received and the current amount of Maximum Available Proceeds under such Receivables Securitization Program and prepay the outstanding Loans and Senior Notes (as provided in paragraph (m) below) in an aggregate principal amount equal to 85% of such Net Proceeds of Asset Dispositions, but including such Net Proceeds of Asset Dispositions only to the extent they are derived from sales of Receivables in an aggregate amount in excess of the highest level of aggregate sales of Receivables for which Net Proceeds of Asset Dispositions have previously been paid pursuant to this paragraph (c).

                                        (d) After the Second Amendment Effective
                  Date, each time during any Fiscal Year in which Net Proceeds of Asset Dispositions in excess of $100,000 from any sale or disposition of any Collateral (other than sales of Inventory in the ordinary course of business or in connection with a Receivables Securitization Program or Permitted Factoring Arrangement), has been received by the Borrower or any Domestic Subsidiary since the later of (x) the first day of such Fiscal Year and (y) the date of the most recent prepayment made during such Fiscal Year pursuant to this
                  Section 2.10(d), if any (each such later date being a "Collateral Net Proceeds Aggregation Date"), within 3 Domestic Business Days after such Collateral Net Proceeds Aggregation Date, the Borrower shall certify to the Administrative Agent the amount of Net Proceeds of Asset Dispositions so received as of such Collateral Net Proceeds Aggregation Date and after any prior Collateral Net Proceeds Aggregation Date during such Fiscal Year, and prepay the outstanding Loans and Senior Notes (as provided in paragraph (m) below) by an aggregate principal amount equal to 100% of such Net Proceeds of Asset Dispositions received as of such Collateral Net Proceeds Aggregation Date and after any prior Collateral Net Proceeds Aggregation Date during such Fiscal Year.

                                        (e) After the Second Amendment Effective
                  Date, each time during any Fiscal Year in which Net Proceeds of Asset Dispositions in excess of $100,000 from any sale or disposition of any asset (other than Collateral, sales of Inventory in the ordinary course of business or in connection with a Receivables Securitization Program or Permitted Factoring Arrangement), has been received by the Borrower or any Domestic Subsidiary since the later of (x) the first day of such Fiscal Year and (y) the date of the most recent prepayment made during such Fiscal Year pursuant to this
                  Section 2.10(e), if any (each such later date being a "Non-Collateral Net Proceeds Aggregation Date"), within 3 Domestic Business Days after such Non-Collateral Net Proceeds Aggregation Date, the Borrower shall certify to the Administrative Agent the amount of Net Proceeds of Asset Dispositions so received as of such Non-Collateral Net Proceeds Aggregation Date and after any prior Non-Collateral Net Proceeds Aggregation Date during such Fiscal Year, and prepay the outstanding Loans and Senior Notes (as provided in paragraph (m) below) by an aggregate principal amount equal to 75% of such Net Proceeds of Asset Dispositions received as of such Non-Collateral Net Proceeds Aggregation Date and after any prior Non-Collateral Net Proceeds Aggregation Date during such Fiscal Year.

                                        (f) Except as expressly provided in the
                  Morelos Assets Sale Letter, after the Second Amendment Effective Date, within 5 Domestic Business Days after any Foreign Subsidiary receives Net Proceeds of Asset Dispositions from any Foreign Sale-Leaseback Transaction, the Borrower shall certify to the Administrative Agent the amount of Net

                  Proceeds of Asset Dispositions so received and prepay the outstanding Loans and Senior Notes (as provided in paragraph
                  (m) below) in an aggregate principal amount equal to 100% of the amount of such Net Proceeds of Asset Dispositions.

                                        (g) After the Second Amendment Effective
                  Date, within 3 Domestic Business Days after the Borrower or any Domestic Subsidiary receives Net Proceeds of Debt in excess of $250,000, the Borrower shall certify to the Administrative Agent the amount of Net Proceeds of Debt so received and prepay the outstanding Loans and Senior Notes (as provided in paragraph (m) below) in an aggregate principal amount equal to 100% of the amount by which such Net Proceeds of Debt exceeds an aggregate amount of Net Proceeds of Debt so received since the Second Amendment Effective Date of $250,000.

                                        (h) After the Second Amendment Effective
                  Date, within 5 Domestic Business Days after any Foreign Subsidiary receives Net Proceeds of Debt or incurs any obligations under a Foreign Capital Lease (in each case other than Debt permitted by Section 5.24(A)), the Borrower shall certify to the Administrative Agent the amount of Net Proceeds of Debt pertaining thereto and prepay the outstanding Loans and Senior Notes (as provided in paragraph (m) below) in an aggregate principal amount equal to 75% of the amount of such Net Proceeds of Debt, or, in the case of a Foreign Capital Lease, the present value (using a discount rate equal to the implicit interest rate of such Foreign Capital Lease) of the aggregate amount of basic rent (excluding taxes, insurance and similar other charges) required to be paid during the term of such Foreign Capital Lease (excluding any renewal term, but including any payment required to be made at the end of the term as a result of failure to renew or purchase the property).

                                        (i) After the Second Amendment Effective
                  Date, within 3 Domestic Business Days after the Borrower or any Foreign Subsidiary receives any repayment of Investments made as permitted by Section 5.15(xii), (xiii) or (xiv), the Borrower shall certify to the Administrative Agent the amount of Net Proceeds of Loan Repayment so received and prepay the outstanding Loans and Senior Notes (as provided in paragraph
                  (m) below) in an aggregate principal amount equal to 100% of such Net Proceeds of Loan Repayment.

                                        (j) After the Second Amendment Effective
                  Date, within 3 Domestic Business Days after the Borrower or any Consolidated Subsidiary receives any Net Proceeds of Capital Stock (excluding Net Proceeds of Capital Stock issued in connection with the exercise of any management or employee stock option, so long as the Borrower or such Consolidated Subsidiary does not incur any net cash cost in connection with the exercise of such option), the Borrower shall certify to the Administrative Agent the amount of Net Proceeds of Capital Stock pertaining thereto and prepay the outstanding Loans and Senior Notes (as provided in paragraph (m) below) in an aggregate principal amount equal to 100% of the amount of such Net Proceeds of Capital Stock.

                                        (k) Upon receipt by the Borrower or any
                  Domestic Subsidiary of Net Proceeds of Special Transaction, the Borrower shall certify to the Administrative Agent the amount of Net Proceeds of Special Transaction so received and prepay the outstanding Loans and Senior Notes (as provided in paragraph (m) below) in an aggregate principal amount equal to 100% of such Net Proceeds of Special Transaction.

                                        (l) After the Second Amendment Effective
                  Date, on each date on which the aggregate amount of Cash Deposits exceeds the Cash Deposit Limit, the Borrower shall prepay the Loans by an amount equal to the excess.

                                        (m) The amount of all prepayments
                  pursuant to paragraphs (c) through (k), inclusive, shall be made ratably (based on the aggregate outstanding principal amount of Loans and under the Senior Notes) to (x) the Administrative Agent, for the ratable benefit of the Banks and
                  (y) ratably to the Senior Note Holders, but subject to the exercise by any Senior Note Holder of its contractual right to decline any mandatory prepayments. In the event any Senior Note Holder declines any such prepayment, the prepayments shall be made ratably based on the aggregate outstanding principal amount of Loans and under the Senior Notes held by Senior Note Holders who have not declined such prepayment. The Commitments shall be ratably reduced by the amount of all such prepayments received by the Agent pursuant to paragraphs (c) through (k), inclusive.

                                        (n) Each such payment or prepayment
                  pursuant to this Section 2.10 shall be applied ratably to the Loans of the Banks outstanding on the date of payment or prepayment in the following order of priority:(i) first, to Syndicated Loans which are Base Rate Loans; (ii) secondly, to Swing Loans which are Base Rate Loans; (iii) thirdly, to Euro-Dollar Loans; (iv) fourthly, to Syndicated Loans which are Foreign Currency Loans, and (v) lastly, to Swing Loans which are Foreign Currency Loans.

         9. Amendment to Section 5.01. Section 5.01 of the Credit Agreement hereby is amended by deleting the word "and" at the end of paragraph (i) thereof, by deleting paragraphs (a), (b), (c) and (j) thereof, and by adding the following as new paragraphs (a), (b),(c), (j), (k) and (l):

                                        (a) as soon as available and in any
                  event within 90 days after the end of each Fiscal Year, a consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of the end of such Fiscal Year and the related consolidated statements of income, shareholders' equity and cash flows for such Fiscal Year, setting forth in each case in comparative form the figures for the previous Fiscal Year, all certified by Arthur Andersen LLP or other independent public accountants of nationally recognized standing, with such certification to be unqualified, except for immaterial exceptions not giving rise to qualification, together with statements of income, balance sheets and statements of cash flow for the Fiscal Year then ended on a consolidating basis by business unit, with sufficient balance sheet detail to enable an identification of domestic and foreign assets and liabilities, such consolidating statements to be certified (subject to normal year-end adjustments) as to fairness of presentation, GAAP and consistency by the chief financial officer or the chief accounting officer of the Borrower;

                                        (b) as soon as available and in any
                  event within 45 days after the end of each of the first 3 Fiscal Quarters of each Fiscal Year, a consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of the end of such Fiscal Quarter and the related statement of income and statement of cash flows for such Fiscal Quarter and for the portion of the Fiscal Year ended at the end of such Fiscal Quarter, together with statements of income, balance sheets and statements of cash flow on a consolidating basis by business unit, with sufficient balance sheet detail to enable an identification of domestic and foreign assets and liabilities, in each case in comparative form the figures for the corresponding Fiscal Quarter and the corresponding portion of the previous Fiscal Year, all certified (subject to normal year-end adjustments) as to fairness of presentation, GAAP and consistency by the chief financial officer or the chief accounting officer of the Borrower,

                                        (c) simultaneously with the delivery of
                  each set of financial statements referred to in paragraphs (a) and (b) above, commencing with the second Fiscal Quarter of the 2001 Fiscal Year, a certificate, substantially in the form of Exhibit F (a "Compliance Certificate"), of the chief financial officer, the chief accounting officer or the treasurer of the Borrower (i) setting forth in reasonable detail the calculations required to establish whether the Borrower was in compliance with the requirements of Section 5.05, 5.15, 5.16, 5.17, 5.19, 5.20, 5.23, 5.24, 5.27, 5.28
                  (when applicable) and 5.29 on the date of such financial statements and (ii) stating whether any Default exists on the date of such certificate and, if any Default then exists, setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto;

                                        (j) as soon as available and in any
                  event within 30 days after the end of each Fiscal Month, a consolidated and consolidating statement of income by business unit for the month then ended and for the portion of the year then ended;

                                        (k) as soon as available and in any
                  event within 30 days after the end of each Fiscal Month, a statement of the chief financial officer, the chief accounting officer or the treasurer of the Borrower setting forth in reasonable detail satisfactory to the Administrative Agent the availability for the month then ended under its Permitted Factoring Arrangements; and

                                        (l) from time to time such additional
                  information regarding the financial position or business of the Borrower and its Subsidiaries as the Administrative Agent, at the request of any Bank, may reasonably request.

         10. Amendment to Section 5.02. Section 5.02 of the Credit Agreement hereby is amended by deleting it in its entirety and substituting the following therefor:

                                        Section 5.02 Inspection of Property,
                  Books and Records. The Borrower will (i) keep, and cause each Subsidiary to keep, proper books of record and account in which full, true and correct entries in conformity with GAAP shall be made of all dealings and transactions in relation to its business and activities; and (ii) subject to Section 9.09, permit, and cause each Subsidiary to permit, representatives of the Administrative Agent or any Bank (at the Borrower's expense no more than 4 times per year if by representatives of the Administrative Agent, at the expense of all of the Banks if by the Administrative Agent and done more frequently than 4 times per year at the request of the Required Banks, and at the expense of the inspecting Bank if by representatives of any Bank), in each case prior to the occurrence of a Default and at the Borrower's expense after the occurrence of a Default to visit and inspect any of their respective properties, to examine and make abstracts from any of their respective books and records and to discuss their respective affairs, finances and accounts with their respective officers, employees and independent public accountants, and the Borrower agrees to cooperate and assist in such visits and inspections, in each case upon reasonable notice and at reasonable times; provided, that as to inspections of books and records by any Bank (but not as to visits with officers, employees and independent public accountants), any such inspections prior to the occurrence of a Default shall be coordinated through the Administrative Agent, and shall be limited to no more than one such inspection for all Banks in any Fiscal Quarter.

         11. Amendment to Section 5.05(c). Section 5.05(c) of the Credit Agreement hereby is amended by deleting it in its entirety and substituting the following therefor:

                                        (c) the foregoing limitation on the
                  sale, lease or other transfer of assets and on the discontinuation or elimination of a business line or segment shall not prohibit, subject to Sections 2.10, 5.21(b) and 5.22(b), if applicable, the following:

                                                 (1) any Foreign Sale-Leaseback;

                                                 (2) any sale, lease or other
                                        transfer included in the Special
                                        Transaction Investment, subject to the
                                        provisions of Section 5.15(xxiii);

                                                 (3) subject to any prepayment
                                        required by Section 2.10, the Borrower
                                        or any Subsidiary may sell and transfer
                                        any asset, (x) as to assets having a
                                        book value less than $3,000,000, so long as the aggregate cash proceeds of such sale are not less than such book value and (y) as to all other assets, so long as the Required Secured Parties have consented to such sale (and as to any Collateral for which the Collateral Agent has obtained an appraisal pursuant to this Agreement, the Required Secured Parties shall be deemed to have so consented if the aggregate cash proceeds of such sale are equal to or greater than the appraised amount therefor);

                                                 (4) the Borrower may enter into
                                        an arrangement to sell Receivables
                                        pursuant to a Receivables Securitization
                                        Program if, as of the end of each of the 2 immediately preceding Fiscal Quarters prior to entering into such arrangement, the Leverage Ratio has been equal to or less than 2.50 to 1.00

                                        If any assets permitted to be sold under this Section 5.05(c) constitute Collateral, the Collateral Agent shall release its Lien and security interest therein, subject, except as to the Special Transaction Investment, to its receipt of the Net Proceeds of Asset Disposition with respect thereto.

         12. Amendment to Section 5.15. Section 5.15 of the Credit Agreement hereby is amended by deleting it in its entirety and substituting the following therefor:

                           Section 5.15 Investments. Neither the Borrower nor any of its Subsidiaries shall make Investments in any Person except

                                        (i) existing Investments described in
                  Schedule 5.15 and Debt permitted by Section 5.24,

                                        (ii) loans or advances to employees not
                  exceeding $1,000,000 in the aggregate principal amount outstanding at any time, in each case made in the ordinary course of business and consistent with practices existing on the Closing Date;

                                        (iii) deposits required by landlords,
                  government agencies or public utilities;

                                        (iv) Investments in direct obligations
                  of the United States Government maturing within one year,

                                        (v) Investments in certificates of
                  deposit issued by a commercial bank whose credit is satisfactory to the Administrative Agent,

                                        (vi) Investments in commercial paper
                  rated A1 or the equivalent thereof by Standard & Poor's Rating Group, a division of McGraw-Hill, Inc. or P1 or the equivalent thereof by Moody's Investors Service, Inc. and in either case maturing within 6 months after the date of acquisition,

                                        (vii) Investments in tender bonds the
                  payment of the principal of and interest on which is fully supported by a letter of credit issued by a United States bank whose long-term certificates of deposit are rated at least AA or the equivalent thereof by Standard & Poor's Rating Group and Aa or the equivalent thereof by Moody's Investors Service, Inc.,

                                        (viii) Investments in the Borrower or
                  any Guarantor,

                                        (ix) loans and advances to Subsidiaries
                  which are in existence on the Second Amendment Effective Date and are evidenced by Pledged Notes and are reflected on
                  Schedule 5.15,

                                        (x) Investments in a Receivables
                  Subsidiary pursuant to a Receivables Securitization Program,

                                        (xi) conversion of debt in existence on
                  the Second Amendment Effective Date which arose from loans to American Textil S.A. de C.V. and Unger Fabrik, LLC to equity,

                                        (xii) total Investments made in the
                  infrastructure project in Tamaulipas, Mexico, in an aggregate amount not exceeding $12,500,000,

                                        (xiii) total Investments made for other
                  capital expenditures in Tamaulipas, Mexico for the completion of dyeing, finishing and knitting and related facilities in an aggregate amount not exceeding $54,500,000.

                                        (xiv) loans made after the First
                  Amendment Effective Date for working capital to be used in Tamaulipas, Mexico in an aggregate amount not exceeding $16,000,000,

                                        (xv) transfer of equipment in an
                  aggregate amount not exceeding $3,000,000 from the United States to Mexico,

                                        (xvi) Investments made after the First
                  Amendment Effective Date in Brazil in an aggregate amount not exceeding $2,000,000,

                                        (xvii) Investments made after the First
                  Amendment Effective Date in the Czech Republic in an aggregate amount not exceeding $1,500,000, consisting of up to $800,000 in transfers of United Kingdom equipment to the Czech Republic and up to $700,000 in working capital loans from cash available in the United Kingdom,

                                        (xviii) Investments made after the First
                  Amendment Effective Date in American Textil S.A. de C.V. in an aggregate amount not exceeding $1,000,000,

                                        (xix) Investments made after the First
                  Amendment Effective Date in Unger Fabrik, LLC in an aggregate amount not exceeding $1,000,000 of which no greater than $750,000 is a cash Investment (except that if Unger Fabrik, LLC becomes a Guarantor hereunder, clause (viii) above shall be applicable and this clause shall have no further force or effect),

                                        (xx) in addition to other Investments
                  permitted by this Section, other Investments made after the First Amendment Effective Date in Mexico in an aggregate amount not exceeding $1,000,000,

                                        (xxi) other Investments made in Foreign
                  Subsidiaries created after the First Amendment Effective Date, so long as the amount of such Investment in any such new Foreign Subsidiary does not exceed the statutory minimum amount required by applicable law in order to create such new Foreign Subsidiary, and the aggregate amount of all such Investments does not exceed $100,000 and

                                        (xxii) Investments in Grupo Ambar S.A.
                  de C.V. necessary to acquire the 5% of the common stock therein not owned by the Borrower in the event the owner of such 5% interest exercises a put right or the Borrower exercises a call right pertaining thereto, so long as such Investments do not involve the payment of cash or cash equivalents as part of the purchase price or consideration paid to such owner (other than pursuant to a subordinated loan arrangement in which such loan is fully subordinated in all respects to the Bank Obligations, with no interest or principal being payable thereunder until all Bank Obligations have been repaid in full and all Commitments terminated);

                                        (xxiii) Investments in the Special
                  Transaction Entity under terms acceptable to the Banks including, but not limited to, the following: (a) final operating, partnership or other governing agreement pertaining to the Special Transaction Entity and capital structure thereof acceptable to the Administrative Agent and Required Banks, (b) assets contributed to the Special Transaction

                  Entity are limited to equipment and other tangible personal property acceptable to the Secured Parties and generally described in the Special Transaction Letter, and cash of up to $5,000,000 spent to ready the relevant plant and fund working capital within the first 3 months of the Special Transaction Investment startup, (c) the Borrower or such Borrower's Subsidiary, as the case may be, pledges its ownership in the Special Transaction Entity and any rights to any put agreement which the Borrower, or the Borrower's Subsidiary as the case may be, has pertaining to the Special Transaction Investment to the Collateral Agent as Collateral for the benefit of the Banks, (d) the Borrower, or the Borrower's Subsidiary as the case may be, shall not permit the Special Transaction Entity to pledge its assets to a third party, (e) the Borrower shall not, or permit its Subsidiaries to, make any additional Investment in the Special Transaction Entity, provided, that after giving effect to the making of any Investments permitted by clauses (xi) through (xxi) and clause (xxiii) of this Section, if there are any Loans outstanding at that time, no Default shall be in existence or be created thereby.

         13. Amendment to Section 5.16. Section 5.16 of the Credit Agreement hereby is amended by adding at the end thereof a new paragraph (k), as follows:

                           (k) Domestic Purchase Money Liens securing Domestic Purchase Money Debt.

         14. Amendment to Section 5.17. Section 5.17 of the Credit Agreement hereby is amended by deleting it in its entirety and substituting the following therefor:

         Section 5.17 Fixed Charge Coverage Ratio. As of the end of each Fiscal Quarter, the Fixed Charge Coverage Ratio for the Fiscal Quarter just ended shall at no time be less than the ratio set forth below as of the end of the Fiscal Quarters set forth below:

                  ----------------------------------------- ----------------------------------
                  Fiscal Quarter                              Minimum Fixed Charge Coverage
                                                                          Ratio
                  ----------------------------------------- ----------------------------------
                  2nd of 2001 Fiscal Year                              Not tested
                  ----------------------------------------- ----------------------------------
                  3rd of 2001 Fiscal Year                             0.80 to 1.00
                  ----------------------------------------- ----------------------------------
                  4th of 2001 Fiscal Year                             0.90 to 1.00
                  ----------------------------------------- ----------------------------------
                  1st of 2002 Fiscal Year                             1.25 to 1.00
                  ----------------------------------------- ----------------------------------
                  2nd of 2002 Fiscal Year                             1.30 to 1.00
                  ----------------------------------------- ----------------------------------
                  3rd of 2002 Fiscal Year                             1.35 to 1.00
                  ----------------------------------------- ----------------------------------
                  4th of 2002 Fiscal Year and thereafter              1.35 to 1.00
                  ----------------------------------------- ----------------------------------

         15. Amendment to Section 5.19. Section 5.19 of the Credit Agreement hereby is amended by deleting it in its entirety and substituting the following therefor:

                           Section 5.19 Leverage Ratio. The Leverage Ratio for the Fiscal Quarter just ended and the immediately preceding 3 Fiscal Quarters shall at all times be less than the ratio set forth below as of the end of the Fiscal Quarters set forth below:

                  ----------------------------------------- ----------------------------------
                  Fiscal Quarter                                     Leverage Ratio
                  ----------------------------------------- ----------------------------------
                  2nd of 2001 Fiscal Year                             7.00 to 1.00
                  ----------------------------------------- ----------------------------------
                  3rd of 2001 Fiscal Year                             7.25 to 1.00
                  ----------------------------------------- ----------------------------------
                  4th of 2001 Fiscal Year                             6.00 to 1.00
                  ----------------------------------------- ----------------------------------
                  1st  of 2002 Fiscal Year                            5.00 to 1.00
                  ----------------------------------------- ----------------------------------
                  2nd of 2002 Fiscal Year                             4.00 to 1.00
                  ----------------------------------------- ----------------------------------
                  3rd of 2002 Fiscal Year                             3.50 to 1.00
                  ----------------------------------------- ----------------------------------
                  4th of 2002 Fiscal Year and thereafter              3.00 to 1.00
                  ----------------------------------------- ----------------------------------

         16. Amendment to Section 5.20. Section 5.20 of the Credit Agreement hereby is amended by deleting it in its entirety and substituting the following therefor:

                           Section 5.20 Minimum Consolidated Tangible Net Worth. On and after the Second Amendment Effective Date, Consolidated Tangible Net Worth shall at no times be less than $200,000,000 plus the sum of
         (i) 50% of the cumulative Reported Net Income of the Borrower and its Consolidated Subsidiaries during any period after the Fiscal Quarter ended 12/31/00 (taken as one accounting period), calculated quarterly at the end of each Fiscal Quarter but excluding from such calculations of Reported Net Income for purposes of this clause (i), any Fiscal Quarter in which Reported Net Income of the Borrower and its Consolidated Subsidiaries is negative, (ii) 100% of the cumulative Reported Net Proceeds of Capital Stock received during any period after the Fiscal Quarter ended 12/31/00, calculated quarterly at the end of each Fiscal Quarter, and (iii) 100% of any equity resulting from the conversions of any Debt of the Borrower or its Consolidated Subsidiaries.


         17. Amendment to Section 5.23. Section 5.23 of the Credit Agreement hereby is amended by deleting it in its entirety and substituting the following therefor:

                           Section 5.23  Factoring Arrangements.

                           The Borrower and its Subsidiaries shall not have any factoring arrangements, except those which comply with the provisions of this Section 5.23 ("Permitted Factoring Arrangements"): (i) the aggregate face amount of factored accounts receivable outstanding at any time shall not exceed $40,000,000; (ii) any Factor Advances under a Permitted Factoring Arrangement shall be included in the computation of Debt for purposes of Section 5.24(B)(viii) and may be secured by (x) accounts receivable (and other receivables, including instruments, chattel paper, documents and general intangibles, and returned and repossessed goods related thereto) which are not sold and have not been identified for sale to such factor ("Non-Factored Accounts"), so long as such factor has expressly subordinated its Lien on such Non-Factored Accounts to the Lien of the Collateral Agent, pursuant to a subordination provision acceptable to the Administrative Agent, which subordinated Liens shall be included in the computation of Liens permitted by Section 5.16(j), and (y) accounts receivable (and other receivables, including instruments, chattel paper, documents and general intangibles, and returned and repossessed goods related thereto) which have been identified for sale to such factor pursuant to the factoring arrangement but which have not yet been sold ("Identified Accounts"), which Liens shall be included in the computation of Liens permitted by Section 5.16(j) until they are actually sold pursuant to such factoring arrangement, but need not be subordinated pursuant to the foregoing (and any Non-Factored Accounts which become Identified Accounts shall no longer be subject to such subordination provisions). Upon the actual sale of Identified Accounts pursuant to such factoring arrangement (such sold accounts being "Factored Accounts"), the Lien of the Collateral Agent shall be automatically released pursuant to the Security Agreement.

         18. Amendment to Section 5.24. Section 5.24 hereby is amended by deleting it in its entirety and substituting the following therefor:

                           Section 5.24. Additional Debt; Debt of Receivables Subsidiary. The Borrower shall not incur or permit to exist, or permit any Consolidated Subsidiary other than the Receivables Subsidiary to incur or permit to exist, any Debt other than:

                           (A) Debt under credit facilities in Mexico in the aggregate amount not exceeding the Dollar equivalent of 66,000,000 Mexican pesos, calculated based on the exchange rate as of the Closing Date, debt under credit facilities in the United Kingdom in the aggregate amount not exceeding the Dollar equivalent of 5,000,000 British pounds sterling, calculated based on the exchange rate as of the Closing Date, term facilities in Portugal in the aggregate amount not exceeding the Dollar equivalent of 900,000,000 Portuguese escudos, calculated based on the exchange rate as of the Closing Date; and

                           (B) Subject to Section 2.10(h), (i) Debt in existence on the Closing Date (including unsecured Debt in the amount of $1,500,000 of Unger Fabrik LLC, a limited liability company in which the Borrower owns 50% on the First Amendment Effective Date, but in which it may thereafter acquire additional interests), and extensions, renewals, refinancings or refundings thereof (provided that the amount of such Debt is not increased); (ii) the Debt under this Agreement;
         (iii) Debt permitted to be secured by Liens permitted by Section 5.16;
         (iv) Debt of the types described in clause (vii) of the definition of Debt which is incurred in the ordinary course of business in connection with the sale or purchase of goods or to assure performance of an obligation to a utility or a governmental entity or a worker's compensation obligation; (v) Receivables Program Obligations; (vi) Debt permitted by Section 5.15; (vii) obligations to reimburse any bank or other Person in respect of amounts paid or to be paid under any irrevocable standby letter of credit, or letter of credit issued in support of trade payables arising from the import of goods, in an aggregate amount at any time for all such standby and trade letters of credit not exceeding $5,000,000, (viii) Foreign Capital Leases and other Permitted Foreign Debt and (ix) Domestic Purchase Money Debt up to $40,000,000. The Borrower shall not permit the Receivables

         Subsidiary to incur any Debt or other liabilities other than in connection with the Receivables Securitization Program.

         19. Amendment to Section 5.25. Section 5.25 of the Credit Agreement hereby is amended by adding at the end thereof new paragraphs (c) and (d), as follows:

                           (c) attached as Schedule 5.25(c) is a description of certain life insurance policies owned by the Borrower (but excluding life insurance policies owned by Guilford Mills, Inc. Management Compensation Trust) for its employees identifying each insurer and showing, for each employee covered by a policy issued by such insurer, the insured (employee) name, the policy number, the cash surrender value and the date issued. Within 2 Domestic Business Days after receipt of a Life Insurance Assignment for an insurer, the Borrower will execute and return to the Collateral Agent such Life Insurance Assignment in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, to secure the Secured Obligations, and thereafter cooperate with the Agent in obtaining the prompt completion and execution by such insurer of the Acknowledgment of Receipt and Insurer Questionnaire at the end thereof.

                           (d) At any time after the Second Amendment Effective Date, the Administrative Agent, acting at the direction of the Required Banks, may require the UK Subsidiaries to execute and deliver UK Subsidiary Collateral Documents, in form and substance reasonably satisfactory to the Collateral Agent, granting to the Collateral Agent, for the ratable benefit of the Secured Parties, to secure the Secured Obligations, a fixed or floating charge on all UK Subsidiary Collateral, together with such officer's certificates and organizational documents as the Collateral Agent may reasonably request and opinions of counsel pertaining to the foregoing reasonably acceptable to the Collateral Agent; provided, however, that the Borrower has indicated that consent of a lender to one of the UK Subsidiaries (the "UK Lender") to the granting of such a fixed and floating charge is required, and the foregoing agreement is subject to the obtaining of such consent of the UK Lender; provided, further, that the Borrower hereby agrees that it will use its best efforts to obtain such consent of the UK Lender within 45 days after the Second Amendment Effective Date and, in the event it is unable to obtain such consent of the UK Lender within such period despite the exercise of its best efforts, it will provide to the Collateral Agent and each of the Secured Parties a written explanation of the efforts expended by it and the response of the UK Lender. Such UK Subsidiary Collateral Documents shall grant a fixed charge over the UK Subsidiary Collateral, to the extent the "control" required by applicable law can reasonably be established with respect thereto, and a floating charge over all other UK Subsidiary Collateral.

         20. Section 5.27. Section 5.27 of the Credit Agreement hereby is deleted in its entirety and substituting the following therefor:

     Section 5.27  Capital Expenditures.

                           (a) Capital Expenditures for the Fiscal Quarter just ended and the 3 immediately preceding Fiscal Quarters shall at no time be greater than the sum of (x) the applicable amount set forth below as of the end of the Fiscal Quarters set forth below, less (y) the cash portion of the UK Restructuring Charges taken during such period:

                  ----------------------------------------- ----------------------------------
                  Fiscal Quarter                              Maximum Capital Expenditures
                  ----------------------------------------- ----------------------------------
                  2nd of 2001 Fiscal Year                              $71,000,000
                  ----------------------------------------- ----------------------------------
                  3rd of 2001 Fiscal Year                              $73,000,000
                  ----------------------------------------- ----------------------------------
                  4th of 2001 Fiscal Year                              $63,000,000
                  ----------------------------------------- ----------------------------------
                  1st of 2002 Fiscal Year                              $61,000,000
                  ----------------------------------------- ----------------------------------
                  2nd of 2002 Fiscal Year                              $53,000,000
                  ----------------------------------------- ----------------------------------
                  3rd of 2002 Fiscal Year                              $52,000,000
                  ----------------------------------------- ----------------------------------
                  4th of 2002 Fiscal Year and thereafter               $50,000,000
                  ----------------------------------------- ----------------------------------

                           (b) If, at the end of the first Fiscal Quarter of the 2002 Fiscal Year or at the end of any Fiscal Quarter thereafter, the Fixed Charge Coverage Ratio for the Fiscal Quarter just ended is less than 1.25 to 1.00, the Borrower shall not, or permit its Consolidated Subsidiaries to, commit to future Capital Expenditures greater than 50% of the maximum Capital Expenditures for the next 4 Fiscal Quarters as set forth in the table above.

         21. New Section 5.29. A new Section 5.29 hereby is added to the Credit Agreement as follows:

         Section 5.29 Minimum Consolidated Total EBITDA. Consolidated Total EBITDA for the Fiscal Quarter just ended and the 3 immediately preceding Fiscal Quarters shall be at least the amounts set forth below as of the end of the Fiscal Quarters set forth below:

                  ----------------------------------------- ----------------------------------
                  Fiscal Quarter                                     Minimum EBITDA
                  ----------------------------------------- ----------------------------------
                  2nd of 2001 Fiscal Year                              $43,000,000
                  ----------------------------------------- ----------------------------------
                  3rd of 2001 Fiscal Year                              $42,000,000
                  ----------------------------------------- ----------------------------------
                  4th of 2001 Fiscal Year                              $50,000,000
                  ----------------------------------------- ----------------------------------
                  1st of 2002 Fiscal Year                              $60,000,000
                  ----------------------------------------- ----------------------------------
                  2nd of 2002 Fiscal Year                              $78,000,000
                  ----------------------------------------- ----------------------------------
                  3rd of 2002 Fiscal Year                              $88,000,000
                  ----------------------------------------- ----------------------------------
                  4th of 2002 Fiscal Year and thereafter               $95,000,000
                  ----------------------------------------- ----------------------------------

         22. Amendment to Section 6.01. Section 6.01 hereby is amended by deleting it in its entirety and substituting the following therefor:

                           Section 6.01 Events of Default. If one or more of the following events ("Events of Default") shall have occurred and be continuing:

                           (a) the Borrower shall fail to pay when due any
                  principal of any Loan or shall fail to pay any interest on any Loan within 5 Domestic Business Days after such interest shall become due, or shall fail to pay any fee or other amount payable hereunder within 5 Domestic Business Days after such fee or other amount becomes due; or

                           (b) the Borrower shall fail to observe or perform any
                  covenant contained in Sections 5.02(ii), 5.03 to 5.06, inclusive, or Sections 5.15 through 5.20, inclusive, or
                  Section 5.27 through 5.29, inclusive; or

                           (c) the Borrower shall fail to observe or perform any
                  covenant or agreement contained or incorporated by reference in this Agreement (other than those covered by paragraph (a) or (b) above) or any other Loan Document and such failure shall not have been cured within 30 days (or, in the case of the covenant contained in Section 5.01(e), 5 Domestic Business
                  Days) after the earlier to occur of (i) written notice thereof has been given to the Borrower by the Administrative Agent at the request of any Bank or (ii) a responsible officer of the Borrower otherwise becomes aware of any such failure; or

                           (d) any representation, warranty, certification or
                  statement made by the Borrower in Article IV of this Agreement or in any certificate, financial statement or other document delivered pursuant to this Agreement shall prove to have been incorrect or misleading in any material respect when made (or deemed made); or

                           (e) the Borrower or any Subsidiary shall fail to make
                  any payment in respect of Debt in an aggregate amount outstanding in excess of $5,000,000 (other than the Notes) when due or within any applicable grace period; or

                           (f) any event or condition shall occur which results
                  in the acceleration of the maturity of Debt of the Borrower or any Subsidiary in an aggregate amount outstanding in excess of $5,000,000 or the termination (but not partial reduction) of the commitments with respect to any such Debt (including, without limitation, any required mandatory prepayment or "put" of all such Debt to the Borrower or any Subsidiary, other than those required by Section 2.10, Section 8.3 of the Note Purchase Agreements and Section 23 of the Intercreditor Agreement, and other than any other required prepayment of Debt which does not require prepayment in full of such Debt) or enables (or, with the giving of notice or lapse of time or both, would enable) the holders of such Debt or Commitment or any Person acting on such holders' behalf to accelerate the maturity thereof or terminate (but not partially reduce) any such commitment (including, without limitation, any required mandatory prepayment or "put" of all such Debt to the Borrower or any Subsidiary, other than those required by Section 2.10,
                  Section 8.3 of the Note Purchase Agreements and Section 23 of the Intercreditor Agreement, and other than any other required prepayment of Debt which does not require prepayment in full of such Debt); or

                           (g) the Borrower or any Subsidiary shall commence a
                  voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally, or shall admit in writing its inability, to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing; or

                           (h) an involuntary case or other proceeding shall be
                  commenced against the Borrower or any Subsidiary seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against the Borrower or any Subsidiary under the federal bankruptcy laws as now or hereafter in effect; or

                           (i) the Borrower or any member of the Controlled
                  Group shall fail to pay when due any material amount which it shall have become liable to pay to the PBGC or to a Plan under Title IV of ERISA; or notice of intent to terminate a Plan or Plans shall be filed under Title IV of ERISA by the Borrower, any member of the Controlled Group, any plan administrator or any combination of the foregoing which results in a liability of the Borrower in an aggregate amount of $3,000,000 or more; or the PBGC shall institute proceedings under Title IV of ERISA to terminate or to cause a trustee to be appointed to administer any such Plan or Plans or a proceeding shall be instituted by a fiduciary of any such Plan or Plans to enforce
                  Section 515 or 4219(c)(5) of ERISA and such proceeding shall not have been dismissed within 30 days thereafter; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any such Plan or Plans must be terminated which results in a liability of the Borrower in an aggregate amount of $3,000,000 or more; or

                           (j) one or more judgments or orders for the payment
                  of money in an aggregate amount in excess of $1,000,000 shall be rendered against the Borrower or any Subsidiary and such judgment or order shall continue unsatisfied and unstayed for a period of 30 days; or

                           (k) a federal tax lien shall be filed against the
                  Borrower or any Subsidiary under Section 6323 of the Code or a lien of the PBGC shall be filed against the Borrower or any Subsidiary under Section 4068 of ERISA and in either case such lien shall remain undischarged for a period of 25 days after the date of filing; or

                           (l) (i) any Person or two or more Persons acting in
                  concert shall have acquired beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934) of 20% or more of the outstanding shares of the voting stock of the Borrower; or (ii) as of any date a majority of the Board of Directors of the Borrower consists of individuals who were not either (A) directors of the Borrower as of the corresponding date of the previous year, (B) selected or nominated to become directors by the Board of Directors of the Borrower of which a majority consisted of individuals described in clause (A), or
                  (C) selected or nominated to become directors by the Board of Directors of the Borrower of which a majority consisted of individuals described in clause (A) and individuals described in clause (B);

                           then, and in every such event, (i) the Administrative
                  Agent shall, if requested by the Required Banks, by notice to the Borrower terminate the Commitments and they (and the commitment of Wachovia to make any Swing Loan) shall thereupon terminate, (ii) the Administrative Agent shall, if requested by the Required Banks, by notice to the Borrower declare the Notes (together with accrued interest thereon), and all other amounts payable hereunder and under the other Loan Documents, to be, and the Notes, including the Swing Loan Note (together with accrued interest thereon), and all other amounts payable hereunder and under the other Loan Documents shall thereupon become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower together with accrued and unpaid interest which, if elected by the Required Banks pursuant to
                  Section 2.05(f), shall be at the Default Rate accruing on the principal amount thereof from and after the date of such Event of Default; provided that if any Event of Default specified in paragraph (g) or (h) above occurs with respect to the Borrower, without any notice to the Borrower or any other act by the Administrative Agent or the Banks, the Commitments shall thereupon terminate and the Notes (together with accrued interest thereon) and all other amounts payable hereunder and under the other Loan Documents shall automatically and without notice become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower together with accrued and unpaid interest thereon, which, if elected by the Required Banks pursuant to Section 2.05(f), shall be at the Default Rate accruing on the principal amount thereof from and after the date of such Event of Default and (iii) the Collateral Agent shall take such actions as are directed by the "Required Secured Parties" (as defined in the Intercreditor Agreement) pursuant to Section 11 of the Intercreditor Agreement, and apply any proceeds of the Collateral as provided in Section 12 of the Intercreditor Agreement. Notwithstanding the foregoing, the Administrative Agent shall have available to it all other remedies at law or equity, and shall exercise any one or all of them at the request of the Required Banks.

         23. Replacement of Exhibit F. Exhibit F to the Credit Agreement hereby is deleted, and Exhibit F attached hereto is substituted therefor.

         24. New Exhibit R. Exhibit R attached hereto hereby is added to the Credit Agreement as Exhibit R, following Exhibit Q.

         25. Field Audit. The Collateral Agent shall conduct a field examination of the Borrower's books and records, at the Borrower's expense, within 60 days of Second Amendment Effective Date.

         26. Engagement of Financial Consultant. The Administrative Agent and the Banks shall engage a financial consultant acceptable to the Administrative Agent and the Required Banks within 45 days after the Second Amendment Effective

Date, and the Borrower hereby agrees to pay the reasonable fees and expenses of such financial consultant and to execute such indemnification agreement as such financial consultant may reasonably request.

         27. Restatement of Representations and Warranties. Other than the Second Quarter FY 2001 Replaced Financial Covenant Defaults and as disclosed in writing to the Administrative Agent and the Banks, since November 6, 2000, there has been no event, act, condition or occurrence having a Material Adverse Effect, except to the extent, if any, that any event, act, condition or occurrence disclosed in public filings with the Securities and Exchange Commission prior to the Second Amendment Effective Date could have a Material Adverse Effect. The Borrower hereby restates and renews each and every other representation and warranty heretofore made by it in the Credit Agreement and the other Loan Documents as fully as if made on the date hereof and with specific reference to this Second Amendment and Waiver and all other loan documents executed and/or delivered in connection herewith.

         28. Effect of Amendment and Waiver. Except as set forth expressly hereinabove, all terms of the Credit Agreement and the other Loan Documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding and enforceable obligations of the Borrower. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein. The waiver set forth in Section 2 hereof shall (i) relate only to the Second Quarter FY2001 Replaced Financial Covenant Defaults, and (ii) be effective as of the end of the Second Quarter FY2001, subject to satisfaction of the conditions precedent set forth in Section 35 of this Second Amendment and Waiver. The waiver hereby granted by the Agent and the Required Banks shall not apply to any other past, present or future noncompliance with any provision of the Credit Agreement or any of the other Loan Documents (including, without, limitation, any Event of Default occurring or in existence under Sections 5.17, 5.19 and 5.20 of the Credit Agreement as amended by this Second Amendment and Waiver on and after the last day of the Second Quarter FY2001), and all rights, powers and remedies of the Agent and the Banks are reserved with respect thereto).

         29. Ratification. The Borrower hereby restates, ratifies and reaffirms each and every term, covenant and condition set forth in the Credit Agreement and the other Loan Documents effective as of the date hereof.

         30. Counterparts. This Second Amendment and Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts and delivered by facsimile transmission, each of which when so executed and delivered (including by facsimile transmission) shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

         31. Section References. Section titles and references used in this Second Amendment and Waiver shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.

         32. No Default. To induce the Administrative Agent and the Banks to enter into this Second Amendment and Waiver and to continue to make advances pursuant to the Credit Agreement, the Borrower hereby acknowledges and agrees that, as of the date hereof, and after giving effect to the terms hereof, there exists (i) no Default or Event of Default and (ii) no right of offset, defense, counterclaim, claim or objection in favor of the Borrower arising out of or with respect to any of the Loans or other obligations of the Borrower owed to the Banks under the Credit Agreement.

         33. Further Assurances. The Borrower agrees to take such further actions as the Administrative Agent shall reasonably request in connection herewith to evidence the amendments herein contained.

         34. Governing Law. This Second Amendment and Waiver shall be governed by and construed and interpreted in accordance with, the laws of the State of Georgia.

         35. Conditions Precedent. This Second Amendment and Waiver shall become effective only upon receipt by the Administrative Agent of the following (as to the documents described in paragraphs (a) and (e) below, in sufficient number of counterparts for delivery of a counterpart to each Bank and retention of one counterpart by the Administrative Agent):

                  (a) from each of the parties hereto of either (i) a duly executed counterpart of this Second Amendment and Waiver signed by such party, and of the Consent and Reaffirmation of Guarantors at the end hereof signed by each Guarantor or (ii) a facsimile transmission of such executed counterpart with 6 originals to be sent to counsel for the Administrative Agent by overnight courier;

                  (b) an opinion letter (together with any opinions of local counsel relied on therein) of (i) Weil, Gotshal & Manges LLP, special counsel for the Borrower and the Guarantors, and (ii) Robert A. Emken, Jr., General Counsel for the Borrower and the Guarantors, each dated as of the Second Amendment Effective Date, substantially in the form of Exhibits B-1 and B-2, respectively, and covering such additional matters relating to the transactions contemplated hereby as the Administrative Agent or any Bank may reasonably request;

                  (c) an opinion of Jones, Day, Reavis & Pogue, special counsel for the Administrative Agent, dated as of the Second Amendment Effective Date, substantially in the form of Exhibit C and covering such additional matters relating to the transactions contemplated hereby as the Administrative Agent may reasonably request;

                  (d) all documents which the Administrative Agent or any Bank may reasonably request relating to the existence of the Borrower and each Guarantor, the corporate authority for and the validity of this Second Amendment and Waiver, the Consent and Reaffirmation of Guarantors at the end hereof, the Consent and Reaffirmation of the Company and the Guarantors at the end of the First Amendment to Intercreditor Agreement described herein, the Life Insurance Assignment and any other matters relevant hereto, all in form and substance satisfactory to the Administrative Agent, including, without limitation, a certificate of the Borrower and each Guarantor, signed by the Secretary or an Assistant Secretary of the Borrower and each Guarantor, respectively, substantially in the form of Exhibit H (the "Officer's Certificate"), certifying as to the names, true signatures and incumbency of the officer or officers of the Borrower or such

         Guarantor authorized to execute and deliver the Loan Documents to which it is a party, and certified copies of the following items: (i) any amendments since November 6, 2000 to the Certificate of Incorporation or Bylaws of the Borrower and each Person who was a Guarantor as of the Closing Date or who first becomes a Guarantor after November 6, 2000,
         (ii) certificates of the Secretary of State of the jurisdiction of incorporation as to the good standing of each of the Borrower and the Guarantors, and (iii) the action taken by the Board of Directors of the Borrower and each Guarantor authorizing the Borrower's or such Guarantor's execution, delivery and performance of this Second Amendment and Waiver, the Life Insurance Assignments, the Consent and Reaffirmation of Guarantors at the end hereof and the Consent and Reaffirmation of the Company and the Guarantors at the end of the First Amendment to Intercreditor Agreement described herein.

                  (e) receipt of the Morelos Assets Sale Letter and approval thereof by each Secured Party;

                  (f) receipt of the Special Transaction Letter and approval thereof by each Secured Party (subject to the provisions of Section 5.15(xxiii));

                  (g) receipt of and satisfaction with the amendments to the Note Purchase Agreements required by the Senior Note Holders and amending sections thereof to be consistent with the amendments contained in this Second Amendment and Waiver.

                  (h) execution and delivery by each of the Secured Parties of a First Amendment to Intercreditor Agreement in substantially the form of Annex 1 hereto and by the Guarantors of the Consent and Reaffirmation of the Company and the Guarantors at the end thereof;

                  (i) receipt, for the ratable account of the Banks, of an amendment fee equal to the greater of (i) 0.25 % of the aggregate Commitments and (ii) such equivalent upfront fee payable to the Senior Note Holders as a percentage of the Senior Notes outstanding in conjunction with this Second Amendment and Waiver; and

                  (j) receipt, for the account of the Administrative Agent, of a structuring fee in the amount set forth in the letter agreement between the Administrative Agent and the Borrower dated as of even date herewith.

         IN WITNESS WHEREOF, the Borrower, the Administrative Agent and each of the Banks has caused this Second Amendment and Waiver to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.


                                       GUILFORD MILLS, INC.,
                                       as Borrower

                                       By: Mark E. Cook
                                           --------------------------------
                                           Title: Treasurer

                               WACHOVIA BANK, N.A.,
                               as Administrative Agent and as a Bank

                               By: Linda M. Harris
                                   --------------------------------------
                                   Title: Senior Vice President

                               FIRST UNION NATIONAL BANK,
                               as Syndication Agent and as a Bank

                               By: Colleen McCullum
                                   ----------------------------------------
                                   Title: Senior Vice President

                               BANK ONE, NA,
                               as Documentation Agent and as a Bank

                               By: Kevin M. Zemanski
                                   -------------------------------------
                                   Title: First Vice President

                               BRANCH BANKING AND TRUST COMPANY, as a Bank

                               By: Rick Spencer
                                   -----------------------------------------
                                   Title: Vice President

               CONSENT, REAFFIRMATION AND AGREEMENT OF GUARANTORS

         Each of the undersigned (i) acknowledges receipt of the foregoing Second Amendment to and Waiver Under Credit Agreement (the "Second Amendment and Waiver"), (ii) consents to the execution and delivery of the Second Amendment and Waiver and of the Life Insurance Assignments and UK Subsidiary Collateral Documents described therein by the parties thereto, (iii) reaffirms all of its obligations and covenants under the Amended and Restated Guaranty dated as of November 6, 2000 executed by it, and (iv) agrees that none of such obligations and covenants shall be affected by the execution and delivery of the Second Amendment and Waiver or of the Life Insurance Assignments and UK Subsidiary Collateral Documents (collectively, the "Amendment Documents"), except to the extent provided for in the Amendment Documents. This Consent and Reaffirmation may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

                          GOLD MILLS, Inc., a Delaware corporation (SEAL) RASCHEL FASHION INTERKNITTING, LTD.,
                             a New York corporation                    (SEAL)
                          CURTAINS AND FABRICS, INC.,
                             a New York corporation                    (SEAL)
                          GUILFORD INTERNATIONAL, INC.,
                             a U.S. Virgin Islands corporation         (SEAL)
                          GFD FABRICS, INC.,
                             a North Carolina corporation              (SEAL)
                          GFD SERVICES, INC.,
                             a Delaware corporation                    (SEAL)
                          MEXICAN INDUSTRIES OF NORTH
                          CAROLINA, INC.,
                             a North Carolina corporation              (SEAL)
                          HOFMANN LACES, LTD.,
                             a New York corporation                    (SEAL)
                          ADVISORY RESEARCH SERVICES, INC.
                             a North Carolina corporation              (SEAL)
                          GUILFORD MILLS (MICHIGAN), INC.
                             a Michigan corporation                    (SEAL)
                          GUILFORD AIRMONT, INC.,
                             a North Carolina corporation              (SEAL)
                          GOLD MILLS FARMS, INC.,
                             a New York corporation                    (SEAL)
                          GMI COMPUTER SALES, INC.
                          a North Carolina corporation                 (SEAL)


                          By:________________________________________________
                                Title:_______________________________________

                          TWIN RIVERS TEXTILE PRINTING AND FINISHING, a North Carolina general partnership

                          By: Advisory Research Services, Inc.
                                 a General Partner


                          By:________________________________________________
                                Title:_______________________________________

                                                                     EXHIBIT B-1
                                                                     -----------


                        OPINION OF WEIL, GOTSHAL & MANGES


                         Special Counsel to the Borrower

                                  May 15, 2001


To the Banks and the
  Administrative Agent referred to herein
c/o Wachovia Bank, N.A., as Administrative Agent
191 Peachtree Street, N.E.
Atlanta, Georgia  30303-1757
Attn:  Syndications Group

Gentlemen:
                  We have acted as special counsel to Guilford Mills, Inc., a Delaware corporation (the "Company"), in connection with the execution and delivery of, and the consummation of the transactions contemplated by, the Second Amendment to and Waiver Under Credit Agreement, dated as of even date herewith (the "Second Amendment and Waiver"), among the Company, the banks listed on the signature pages thereof (the "Banks"), Wachovia Bank, N.A., as Administrative Agent (the "Administrative Agent"), First Union National Bank, as Syndication Agent and Bank One, NA, as Documentation Agent, pursuant to which amendments have been made to the Credit Agreement by and among such parties dated as of May 26, 2000, as amended by First Amendment to Credit Agreement dated as of November 6, 2000 (as so amended, the "Credit Agreement"). Terms defined in the Credit Agreement, as amended by the Second Amendment and Waiver, and not otherwise defined herein are used herein with the meanings as so defined. This opinion is being delivered to you pursuant to Section 36(b) of the Second Amendment and Waiver.

                  In so acting, we have examined originals or copies (certified or otherwise identified to our satisfaction) of the Second Amendment and Waiver, the Consent and Reaffirmation of Guarantors at the end thereof, the First Amendment to Intercreditor Agreement and the Consent and Reaffirmation of the Company and the Guarantors at the end thereof and the form of the Life Insurance Assignments, and such corporate records, agreements, documents and other instruments, and such certificates or comparable documents of public officials and of officers and representatives of the Company and the Guarantors, and have made such inquiries of such officers and representatives, as we have deemed relevant and necessary as a basis for the opinions hereinafter set forth.

                  In such examination, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified, conformed or photostatic copies and the authenticity of the originals of such latter documents. As to all questions of fact material to this opinion that have not been independently established, we have relied upon certificates or comparable documents of officers and representatives of the Company and upon the representations and warranties of the Company contained in the Second Amendment and Waiver, the Consent and Reaffirmation of the Company and the Guarantors at the end of the First Amendment to Intercreditor Agreement and in the form of the Life Insurance Assignments (collectively, the "Company Documents"). We have also assumed (i) that the Company has the requisite corporate power and authority to enter into and perform the Company Documents, (ii) the due authorization, execution and delivery of the Company Documents by the Company, (iii) the valid existence of each Guarantor, (iv) that each Guarantor has the requisite corporate power and authority to enter into and perform the Consent and Reaffirmation of Guarantors at the end of the Second Amendment and Waiver and the Consent and Reaffirmation of the Company and the Guarantors at the end of the First Amendment to Intercreditor Agreement (collectively, the "Guarantor Documents") and (v) the due authorization, execution and delivery of the Guarantor Documents by each Guarantor. We have also assumed the validity and enforceability of the obligations of the Administrative Agent and the Banks under the First Amendment, of the Collateral Agent under the Life Insurance Assignments and of the Secured Parties under the First Amendment to Intercreditor Agreement under the laws of the State of Georgia or the State of New York (as applicable and selected as the governing law in the relevant document) and that the Life Insurance Assignments, when executed and delivered, will be in the form attached to the Second Amendment and Waiver as Exhibit R, with the correct names of the insurers inserted and with all blanks properly completed. As used herein, "to our knowledge" and "of which we are aware" mean the conscious awareness of facts or other information by any lawyer in our firm actively involved in the transactions contemplated by the Loan Documents.

                  Based on the foregoing, and subject to the qualifications stated herein, we are of the opinion that:

                  1. The Company is a corporation validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own its properties and to carry on its business as now being conducted.

                  2. Assuming the due authorization, execution and delivery thereof by the other parties thereto, the Company Documents (including the Life Insurance Assignments, when executed and delivered) constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity), and except that certain remedial provisions of the Life Insurance Assignments are or may be unenforceable in whole or in part under the laws of the State of New York, but the inclusion of such provisions does not affect the validity of the Life Insurance Assignments, and the Life Insurance Assignments contain adequate provision for the practical realization of the rights and benefits afforded thereby. No opinion is expressed in this paragraph as to the attachment, perfection or priority of any liens granted pursuant to the Life Insurance Assignments.

                  3. Assuming the due authorization, execution and delivery thereof by the other parties to the Second Amendment and Waiver, the Life Insurance Assignments and the First Amendment to Intercreditor Agreement, the Guarantor Documents constitute the legal, valid and binding obligations of each Guarantor, enforceable against such Guarantor in accordance with their respective terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity), and except that certain remedial provisions of the Life Insurance Assignments are or may be unenforceable in whole or in part under the laws of the State of New York, but the inclusion of such provisions does not affect the validity of the Life Insurance Assignments, and the Life Insurance Assignments contain adequate provision for the practical realization of the rights and benefits afforded thereby. No opinion is expressed in this paragraph as to the attachment, perfection or priority of any liens granted pursuant to the Life Insurance Assignments.

                  4. To our knowledge, except as otherwise provided in the Loan Documents, no consent, approval, waiver, license or authorization or other action by or filing with any New York, Delaware corporate or federal governmental authority is required in connection with (i) the execution and delivery by the Company of the Company Documents, the consummation by the Company of the transactions contemplated thereby or the performance by the Company of its obligations thereunder and (ii) the execution and delivery by any Guarantor of the Guarantor Documents, the consummation by such Guarantor of the transactions contemplated thereby or the performance by such Guarantor of its obligations thereunder, in each case, except for filings in connection with perfecting security interests and federal or state securities or blue sky laws, as to which we express no opinion, and those already obtained.

                  5. The execution and delivery by the Company of the Company Documents and the performance by the Company of its obligations thereunder, and the execution and delivery by any Guarantor of the Guarantor Documents and the performance by such Guarantor of its obligations thereunder, will not conflict with, constitute a default under or violate New York, Delaware corporate or federal law or regulation (other than federal and state securities or blue sky laws, as to which we express no opinion).

                  The opinions expressed herein are limited to the laws of the State of New York, the corporate laws of the State of Delaware and the federal laws of the United States, and we express no opinion as to the effect on the matters covered by this letter of the laws of any other jurisdiction. For the purposes of this opinion, we have assumed that the laws of the State of Georgia, which is the governing law of the Company Documents and the Guarantor Documents (other than the First Amendment to Intercreditor Agreement), are the same as the laws of the State of New York.

                  The opinions expressed herein are rendered solely for your benefit in connection with the transactions described herein. Those opinions may not be used or relied upon by any other person, except an Assignee or Participant, nor may this letter or any copies hereof be furnished to a third party, filed with a governmental agency, quoted, cited or otherwise referred to without our prior written consent, other than to an Assignee, a Participant, a prospective Assignee or a prospective Participant.

                                                     Very truly yours,

                                                                     EXHIBIT B-2
                                                                     -----------


                         OPINION OF ROBERT A. EMKEN, JR


                         General Counsel of the Borrower

                                  May 15, 2001

To the Banks and Administrative Agent referred to herein
c/o Wachovia Bank, N.A., as Administrative Agent
191 Peachtree Street, N.E.
Atlanta, Georgia 30303-1757
Attn:  Syndications Group

Gentlemen:
                  As General Counsel of Guilford Mills, Inc., a Delaware corporation (the "Company"), I am generally familiar with the legal affairs of the Company and the Guarantors and am familiar with the actions taken by the Company with respect to the execution and delivery of, and the consummation of the transactions contemplated by, the Second Amendment to and Waiver Under Credit Agreement, dated as of even date herewith (the "Second Amendment and Waiver"), among the Company, the banks listed on the signature pages thereof (the "Banks"), Wachovia Bank, N.A., as Administrative Agent (the "Administrative Agent"), First Union National Bank, as Syndication Agent and Bank One, NA, as Documentation Agent, pursuant to which amendments have been made to the Credit Agreement by and among such parties dated as of May 26, 2000, as amended by First Amendment to Credit Agreement dated as of November 6, 2001 (as so amended, the "Credit Agreement"). Terms defined in the Credit Agreement, as amended by the Second Amendment and Waiver, and not otherwise defined herein are used herein with the meanings as so defined. This opinion is being delivered to you pursuant to Section 36(b) of the Second Amendment and Waiver.

                  In connection with rendering this opinion, I have examined originals or copies, certified or otherwise identified to my satisfaction, of the Loan Documents and such corporate records, agreements, documents and other instruments, and such certificates or comparable documents of public officials, and have made such other inquiries of such officers and representatives, as I have deemed relevant and necessary as a basis for the opinions hereinafter set forth.

                  In such examination, I have assumed the genuineness of all signatures, the legal capacity of all natural persons, the authenticity of all documents submitted to me as originals, the conformity to original documents of all documents submitted to me as certified, conformed or photostatic copies and the authenticity of the originals of such latter documents. As to all questions of fact material to these opinions that have not been independently established, I have relied upon certificates or comparable documents of officers and representatives of the Company and upon the representations and warranties of the Company and the Guarantors contained in the Second Amendment and Waiver, the Consent and Reaffirmation of Guarantors at the end thereof, the Consent and Reaffirmation of the Company and the Guarantors at the end of the First

Amendment to Intercreditor Agreement, and the form of the Life Insurance Assignments (collectively, the "Amendment Documents"). I have also assumed that the Life Insurance Assignments, when executed and delivered, will be in the form attached to the Second Amendment and Waiver as Exhibit R, with the correct names of the insurers inserted and with all blanks properly completed

                  Based on the foregoing, and subject to the qualifications stated herein, I am of the opinion that:

                  1. Each Guarantor is a corporation validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to own its properties and to carry on its business as now being conducted.

                  2. Each of the Company and the Guarantors has all requisite corporate power and authority to execute and deliver the Amendment Documents to which it is a party and to perform its obligations thereunder. The execution, delivery and performance by each of the Company and the Guarantors of the Amendment Documents (including the Life Insurance Assignments, when executed and delivered) to which it is a party have been duly authorized by all necessary corporate action on the part of each of the Company and the Guarantors. Each of the Company and the Guarantors have duly and validly executed and delivered the Amendment Documents to which it is a party.

                  3. To my knowledge, except as otherwise provided in the Credit Agreement, there is no litigation, proceeding or governmental investigation pending or overtly threatened against the Company or any of the Guarantors that relates to any of the transactions contemplated by the Loan Documents or which, if adversely determined, would have a material adverse effect on the business, assets or financial condition of the Company and its Subsidiaries taken as a whole.

                  4. The execution and delivery by the Company of the Amendment Documents to which it is a party (the "Company Documents") and the performance by the Company of its obligations thereunder will not (A) conflict with, constitute a default under or violate (i) any of the terms, conditions or provisions of the Certificate of Incorporation or by-laws of the Company, (ii) any of the terms, conditions or provisions of any material document, agreement or other instrument to which the Company is a party or by which it is bound of which I am aware (except for any consents which may be required with respect to the Security Documents) or (iii) any judgment, writ, injunction, decree, order or ruling of any court or governmental authority binding on the Company of which I am aware or (B) to my knowledge, except as otherwise contemplated by the Loan Documents, result in the creation or imposition of any lien, charge or encumbrance upon any assets of the Company.

                  5. The execution and delivery by each Guarantor of the Amendment Documents to which it is a party (the "Guarantor Documents") and the performance by such Guarantor of its obligations thereunder will not (A) conflict with, constitute a default under or violate (i) any of the terms, conditions or provisions of the Certificate of Incorporation or by-laws of such Guarantor, (ii) any of the terms, conditions or provisions of any material document, agreement or other instrument to which such Guarantor is a party or by which it is bound of which I am aware (except for any consents which may be required with respect to the Security Documents) or (iii) any judgment, writ, injunction, decree, order or ruling of any court or governmental authority binding on such Guarantor of which I am aware or (B) to my knowledge, except as otherwise contemplated by the Loan Documents, result in the creation or imposition of any lien, charge or encumbrance upon any assets of such Guarantor.

                  6. No consent, approval, waiver, license or authorization or other action by or filing with any North Carolina governmental authority is required in connection with the execution and delivery by each of the Company and the Guarantors of the Amendment Documents to which it is a party, the consummation by each of the Company and the Guarantors of the transactions contemplated thereby or the performance by each of the Company and the Guarantors of its obligations thereunder, except for filings in connection with perfecting security interests and federal and state securities or blue sky laws, as to which I express no opinion, and those already obtained.

                  The opinions expressed herein are limited to the laws of the State of North Carolina and the corporate laws of the State of Delaware, and I express no opinion as to the effect on the matters covered by this letter of the laws of any other jurisdiction.

                  The opinions expressed herein are rendered solely for your benefit in connection with the transactions described herein. Those opinions may not be used or relied upon by any other person, except an Assignee or Participant, nor may this letter or any copies hereof be furnished to a third party, filed with a governmental agency, quoted, cited or otherwise referred to without my prior written consent, other than to an Assignee, a Participant, a prospective Assignee or a prospective Participant.

                                 Very truly yours,
                                 Robert A. Emken, Jr.
                                 General Counsel

                                                                       EXHIBIT C
                                                                       ---------


                                   OPINION OF
                   JONES, DAY, REAVIS & POGUE, SPECIAL COUNSEL
                          FOR THE ADMINISTRATIVE AGENT


                                  May 15, 2000

To the Banks and the Administrative Agent
Referred to Below
c/o Wachovia Bank, N.A.,
as Administrative Agent
191 Peachtree Street, N.E.
Atlanta, Georgia 30303-1757
Attn: Syndications Group

Dear Sirs:
                  We have participated in the preparation of the Second Amendment to and Waiver Under Credit Agreement, dated as of even date herewith (the "Second Amendment and Waiver"), among Guilford Mills, Inc., a Delaware corporation (the "Borrower"), the banks listed on the signature pages thereof (the "Banks"), Wachovia Bank, N.A., as Administrative Agent (the "Administrative Agent"), First Union National Bank, as Syndication Agent and Bank One, NA, as Documentation Agent and have acted as special counsel for the Administrative Agent for the purpose of rendering this opinion pursuant to Section 36(c) of the Second Amendment and Waiver. The Second Amendment and Waiver amends the Credit Agreement by and among such parties dated as of May 26, 2000, as amended by First Amendment to Credit Agreement dated as of November 6, 2001 (as so amended, the "Credit Agreement"). Terms defined in the Credit Agreement, as amended by the Second Amendment and Waiver, and not otherwise defined herein are used herein with the meanings as so defined.

                  This opinion letter is limited by, and is in accordance with, the January 1, 1992 edition of the Interpretive Standards applicable to Legal Opinions to Third Parties in Corporate Transactions adopted by the Legal Opinion Committee of the Corporate and Banking Law Section of the State Bar of Georgia which Interpretive Standards are incorporated herein by this reference.

                  We have examined originals or copies, certified or otherwise identified to our satisfaction, of such documents, corporate records, certificates of public officials and other instruments and have conducted such other investigations of fact and law as we have deemed necessary or advisable for purposes of this opinion. We have assumed that the Life Insurance Assignments, when executed and delivered, will be in the form attached to the Second Amendment and Waiver as Exhibit R, with the correct names of the insurers inserted and with all blanks properly completed.

                  Upon the basis of the foregoing, and assuming the due authorization, execution and delivery of the Second Amendment and Waiver, the Consent and Reaffirmation of Guarantors at the end thereof, the First Amendment to Intercreditor Agreement and the Consent and Reaffirmation of the Company and the Guarantors at the end thereof and the form of the Life Insurance Assignments (collectively, the "Amendment Documents") to which it is a party by each of the Borrower and the Guarantors, we are of the opinion that each of the Amendment Documents (including the Life Insurance Assignments, when executed and delivered) to which it is a party constitutes a valid and binding agreement of the Borrower and each of the Guarantors, in each case enforceable in accordance with its terms except as: (i) the enforceability thereof may be affected by bankruptcy, insolvency, reorganization, fraudulent conveyance, voidable preference, moratorium or similar laws applicable to creditors' rights or the collection of debtors' obligations generally; (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability; and (iii) the enforceability of certain of the remedial, waiver and other provisions of the Amendment Documents may be further limited by the laws of the State of Georgia; provided, however, such additional laws do not, in our opinion, substantially interfere with the practical realization of the benefits expressed in the Amendment Documents, except for the economic consequences of any procedural delay which may result from such laws.

                  In giving the foregoing opinion, we express no opinion as to the effect (if any) of any law of any jurisdiction except the State of Georgia. We express no opinion as to the effect of the compliance or noncompliance of the Administrative Agent or any of the Banks with any state or federal laws or regulations applicable to the Administrative Agent or any of the Banks by reason of the legal or regulatory status or the nature of the business of the Administrative Agent or any of the Banks.

                  This opinion is delivered to you in connection with the transaction referenced above and may only be relied upon by you and any Assignee, Participant or other Transferee under the Credit Agreement without our prior written consent.

                                            Very truly yours,

                                                                       EXHIBIT F
                                                                       ---------


                             COMPLIANCE CERTIFICATE


                  Reference is made to the Credit Agreement dated as of May 26, 2000, as amended by First Amendment to Credit Agreement dated as of November 6, 2000 and by Second Amendment to and Waiver Under Credit Agreement dated as of May 15, 2001 (as so amended, and as hereafter modified and supplemented and in effect from time to time, the "Credit Agreement") among Guilford Mills, Inc., the Banks from time to time parties thereto, Wachovia Bank, N.A., as Administrative Agent, First Union National Bank, as Syndication Agent and Bank One, NA, as Documentation Agent. Capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement.

                  Pursuant to Section 5.01(c) [or 5.05(a)]of the Credit Agreement, , the duly authorized of Guilford Mills, Inc., hereby (i) certifies to the Administrative Agent and the Banks that the information contained in the Compliance Check List attached hereto is true, accurate and complete as of , , and that no Default is in existence on and as of the date hereof and (ii) restates and reaffirms that the representations and warranties contained in
Article IV of the Credit Agreement are true on and as of the date hereof as though restated on and as of this date.

                          GUILFORD MILLS, INC.                         (SEAL)


                          By:________________________________________________
                                Title:_______________________________________

1.       Consolidations, Mergers and Sales of Assets (Section 5.05)

                                        The Borrower will not, nor will it
                  permit any Subsidiary to . . . sell, lease or otherwise transfer all or any substantial part of its assets to, any other Person, or discontinue or eliminate any business line or segment, provided that . . . (c) the foregoing limitation on the sale, lease or other transfer of assets and on the discontinuation or elimination of a business line or segment shall not prohibit, subject to Sections 2.10, 5.21(b) and 5.22(b), if applicable, the following:

                                                 (1) any Foreign Sale-Leaseback;

                                                 (2) any sale, lease or other
                                        transfer included in the Special
                                        Transaction Investment, subject to the
                                        provisions of Section 5.15(xxiii);

                                                 (3) subject to any prepayment
                                        required by Section 2.10, the Borrower
                                        or any Subsidiary may sell and transfer
                                        any asset, (x) as to assets having a
                                        book value less than $3,000,000, so long as the aggregate cash proceeds of such sale are not less than such book value and (y) as to all other assets, so long as the Required Secured Parties have consented to such sale (and as to any Collateral for which the Collateral Agent has obtained an appraisal pursuant to this Agreement, the Required Secured Parties shall be deemed to have so consented if the aggregate cash proceeds of such sale are equal to or greater than the appraised amount therefor);

                                                 (4) the Borrower may enter into
                                        an arrangement to sell Receivables
                                        pursuant to a Receivables Securitization
                                        Program if, as of the end of each of the 2 immediately preceding Fiscal Quarters prior to entering into such arrangement, the Leverage Ratio has been equal to or less than 2.50 to 1.00.

                                        If any assets permitted to be sold under this Section 5.05(c) constitute Collateral, the Collateral Agent shall release its Lien and security interest therein upon receipt by the
                                        Administrative Agent of the Net Proceeds of Asset Disposition with respect thereto.

        (a)         Consolidated Total Debt
                    (Schedule 4)                                               $____________
        (b)         Consolidated Total EBITDA
                    (Schedule 1)                                               $____________
        (c)         Ratio of (a) to (b)                                        _____ to 1.00


                                       46

                    Minimum Ratio to permit entering into arrangement for
                    sale of Receivables pursuant to a Receivables
                    Securitization Program                                     2.50 to 1.00

2.       Investments (Section 5.15)

                           Neither the Borrower nor any of its Subsidiaries shall make Investments in any Person except

                                        (i) existing Investments described in
                  Schedule 5.15 and Debt permitted by Section 5.24,

                                        (ii) loans or advances to employees not
                  exceeding $1,000,000 in the aggregate principal amount outstanding at any time, in each case made in the ordinary course of business and consistent with practices existing on the Closing Date;

                                        (iii) deposits required by landlords,
                  government agencies or public utilities;

                                        (iv) Investments in direct obligations
                  of the United States Government maturing within one year,

                                        (v) Investments in certificates of
                  deposit issued by a commercial bank whose credit is satisfactory to the Administrative Agent,

                                        (vi) Investments in commercial paper
                  rated A1 or the equivalent thereof by Standard & Poor's Rating Group, a division of McGraw-Hill, Inc. or P1 or the equivalent thereof by Moody's Investors Service, Inc. and in either case maturing within 6 months after the date of acquisition,

                                        (vii) Investments in tender bonds the
                  payment of the principal of and interest on which is fully supported by a letter of credit issued by a United States bank whose long-term certificates of deposit are rated at least AA or the equivalent thereof by Standard & Poor's Rating Group and Aa or the equivalent thereof by Moody's Investors Service, Inc.,

                                        (viii) Investments in the Borrower or
                  any Guarantor,

                                        (ix) loans and advances to Subsidiaries
                  which are in existence on the Second Amendment Effective Date and are evidenced by Pledged Notes and are reflected on
                  Schedule 5.15,

                                        (x) Investments in a Receivables
                  Subsidiary pursuant to a Receivables Securitization Program,

                                        (xi) conversion of debt in existence on
                  the Second Amendment Effective Date which arose from loans to American Textil S.A. de C.V. and Unger Fabrik, LLC to equity,

                                        (xii) total Investments made in the
                  infrastructure project in Tamaulipas, Mexico, in an aggregate amount not exceeding $12,500,000,

                                        (xiii) total Investments made for other
                  capital expenditures in Tamaulipas, Mexico for the completion of dyeing, finishing and knitting and related facilities in an aggregate amount not exceeding $54,500,000.

                                        (xiv) loans made after the First
                  Amendment Effective Date for working capital to be used in Tamaulipas, Mexico in an aggregate amount not exceeding $16,000,000,

                                        (xv) transfer of equipment in an
                  aggregate amount not exceeding $3,000,000 from the United States to Mexico,

                                        (xvi) Investments made after the First
                  Amendment Effective Date in Brazil in an aggregate amount not exceeding $2,000,000,

                                        (xvii) Investments made after the First
                  Amendment Effective Date in the Czech Republic in an aggregate amount not exceeding $1,500,000, consisting of up to $800,000 in transfers of United Kingdom equipment to the Czech Republic and up to $700,000 in working capital loans from cash available in the United Kingdom,

                                        (xviii) Investments made after the First
                  Amendment Effective Date in American Textil S.A. de C.V. in an aggregate amount not exceeding $1,000,000,

                                        (xix) Investments made after the First
                  Amendment Effective Date in Unger Fabrik, LLC in an aggregate amount not exceeding $1,000,000 of which no greater than $750,000 is a cash Investment (except that if Unger Fabrik, LLC becomes a Guarantor hereunder, clause (viii) above shall be applicable and this clause shall have no further force or effect),

                                        (xx) in addition to other Investments
                  permitted by this Section, other Investments made after the First Amendment Effective Date in Mexico in an aggregate amount not exceeding $1,000,000,

                                        (xxi) other Investments made in Foreign
                  Subsidiaries created after the First Amendment Effective Date, so long as the amount of such Investment in any such new Foreign Subsidiary does not exceed the statutory minimum amount required by applicable law in order to create such new Foreign Subsidiary, and the aggregate amount of all such Investments does not exceed $100,000 and

                                        (xxii) Investments in Grupo Ambar S.A.
                  de C.V. necessary to acquire the 5% of the common stock therein not owned by the Borrower in the event the owner of such 5% interest exercises a put right or the Borrower exercises a call right pertaining thereto, so long as such Investments do not involve the payment of cash or cash equivalents as part of the purchase price or consideration paid to such owner (other than pursuant to a subordinated loan arrangement in which such loan is fully subordinated in all respects to the Bank Obligations, with no interest or principal being payable thereunder until all Bank Obligations have been repaid in full and all Commitments terminated);

                                        (xxiii) Investments in the Special
                  Transaction Entity under terms acceptable to the Banks including, but not limited to, the following: (a) final operating, partnership or other governing agreement pertaining to the Special Transaction Entity and capital structure thereof acceptable to the Administrative Agent and Required Banks, (b) assets contributed to the Special Transaction Entity are limited to equipment acceptable to the Secured Parties and generally described in the Special Transaction Letter, and cash of up to $5,000,000 spent to ready the relevant plant and fund working capital within the first 3 months of the Special Transaction Investment startup, (c) the Borrower or such Borrower's Subsidiary, as the case may be, pledges its ownership in the Special Transaction Entity and any rights to any put agreement which the Borrower, or the Borrower's Subsidiary as the case may be, has pertaining to the Special Transaction Investment to the Collateral Agent as Collateral for the benefit of the Banks, (d) the Borrower, or the Borrower's Subsidiary as the case may be, shall not permit the Special Transaction Entity to pledge its assets to a third party, (e) the Borrower shall not, or permit its Subsidiaries to, make any additional Investment in the Special Transaction Entity, provided, that after giving effect to the making of any Investments permitted by clauses (xi) through (xxi) and clause (xxiii) of this Section, if there are any Loans outstanding at that time, no Default shall be in existence or be created thereby.

        (a)         loans or advances to employees                             $_______________
                    Limitation:                                                $1,000,000
        (b)         Investments for infrastructure in Tamaulipas, Mexico       $_______________
                    Limitation:                                                $12,500,000
        (c)         Investments for completion of facilities in Tamaulipas,
                    Mexico                                                     $_______________
                    Limitation:                                                $54,500,000
        (d)         loans for working capital in Tamaulipas, Mexico            $_______________
                    Limitation:                                                $16,000,000
        (e)         transfer of equipment from the United States to Mexico     $_______________
                    Limitation                                                 $3,000,000


                                       49

        (f)         Investments in Brazil                                      $_______________
                    Limitation                                                 $2,000,000
        (g)         Transfers of Equipment to the Czech Republic               $_______________
                    Limitation:                                                $800,000
        (h)         Working capital loans in the Czech Republic
                    Limitation:                                                $700,000
        (i)         Investments in American Textil S.A. de C.V.                $_______________
                    Limitation                                                 $1,000,000
        (j)         cash Investments in Unger Fabrik, LLC(2)
                    Limitation:                                                $750,000
        (k)         non-cash Investments in Unger Fabrik, LLC(3)               $_______________
        (l)         sum of (j) and (k)                                         $_______________
                    Limitation:                                                $1,000,000
        (m)         other Investments in Mexico                                $_______________
                    Limitation:                                                $1,000,000
        (n)         other Investments in new Foreign Subsidiaries              $_______________
                    Limitation                                                 $100,000
        (o)         cash Investments in Special Transaction Entity described
                    in and otherwise permitted by clause (xxiii)               $_______________
                    Limitation:                                                $5,000,000

3.       Liens (Section 5.16)

         Neither the Borrower nor any Consolidated Subsidiary will create, assume or suffer to exist any Lien on any asset now owned or hereafter acquired by it, except: . . . (j) Liens on assets leased pursuant to

----------
2        Delete if Unger Fabrik, LLC becomes a Guarantor
3        Delete if Unger Fabrik, LLC becomes a Guarantor

         Foreign Capital Leases or other Permitted Foreign Debt and Liens permitted by Section 5.23 in connection with Permitted Factoring Arrangements.

         None of the Borrower's or any Consolidated Subsidiary's property is subject to any Lien securing Debt which is not permitted by paragraphs
         (a) through (i) of Section 5.16, except for Foreign Capital Leases described below and in connection with Permitted Factoring
         Arrangements:

        Description of Lien and Property                    Amount of Debt

        Subject to same                                     Secured
        -----------------------------------------------     -------
        a.          ___________________________________     $____________
        b.          ___________________________________     $____________
        c.          ___________________________________     $____________
        d.          ___________________________________     $____________
        e.          ___________________________________     $____________
        f.          ___________________________________     $____________


4.       Fixed Charge Coverage Ratio (Section 5.17)

         As of the end of each Fiscal Quarter, the Fixed Charge Coverage Ratio for the Fiscal Quarter just ended shall at no time be less than the ratio set forth below as of the end of the Fiscal Quarters set forth below:

                  ----------------------------------------- ----------------------------------
                  Fiscal Quarter                              Minimum Fixed Charge Coverage
                                                                          Ratio
                  ----------------------------------------- ----------------------------------
                  2nd of 2001 Fiscal Year                              Not tested
                  ----------------------------------------- ----------------------------------
                  3rd of 2001 Fiscal Year                             0.80 to 1.00
                  ----------------------------------------- ----------------------------------
                  4th of 2001 Fiscal Year                             0.90 to 1.00
                  ----------------------------------------- ----------------------------------
                  1st of 2002 Fiscal Year                             1.25 to 1.00
                  ----------------------------------------- ----------------------------------
                  2nd of 2002 Fiscal Year                             1.30 to 1.00
                  ----------------------------------------- ----------------------------------
                  3rd of 2002 Fiscal Year                             1.35 to 1.00
                  ----------------------------------------- ----------------------------------
                  4th of 2002 Fiscal Year and thereafter              1.35 to 1.00
                  ----------------------------------------- ----------------------------------

        (a)         Consolidated Total EBITDA                                 $____________
                    (Schedule 1)
        (b)         Consolidated Interest Expense                             $____________


                                       51

        (c)         Capital Expenditures(4)                                   $____________
        (d)         scheduled principal payments on Debt coming due in the
                    next period(5)                                            $____________
        (e)         sum of (b) plus (c) plus (d)                              $____________
        (f)         Ratio of (a) to (e)                                       ______ to 1.00

                    Minimum Ratio                                             [0.80 to 1.00]
                                                                              [0.90 to 1.00]
                                                                              [1.25 to 1.00]
                                                                              [1.30 to 1.00]
                                                                              [1.35 to 1.00]


5.       Leverage Ratio (Section 5.19)

                           The Leverage Ratio for the Fiscal Quarter just ended and the immediately preceding 3 Fiscal Quarters shall at all times be less than the ratio set forth below as of the end of the Fiscal Quarters set forth below:

                  ----------------------------------------- ----------------------------------
                  Fiscal Quarter                                     Leverage Ratio
                  ----------------------------------------- ----------------------------------
                  2nd of 2001 Fiscal Year                             7.00 to 1.00
                  ----------------------------------------- ----------------------------------
                  3rd of 2001 Fiscal Year                             7.25 to 1.00
                  ----------------------------------------- ----------------------------------
                  4th of 2001 Fiscal Year                             6.00 to 1.00
                  ----------------------------------------- ----------------------------------
                  1st  of 2002 Fiscal Year                            5.00 to 1.00
                  ----------------------------------------- ----------------------------------
                  2nd of 2002 Fiscal Year                             4.00 to 1.00
                  ----------------------------------------- ----------------------------------
                  3rd of 2002 Fiscal Year                             3.50 to 1.00
                  ----------------------------------------- ----------------------------------
                  4th of 2002 Fiscal Year and thereafter              3.00 to 1.00
                  ----------------------------------------- ----------------------------------

        (a)         Consolidated Total Debt                                   $_______________
                    (Schedule 4)
        (b)         Consolidated Total EBITDA
                    (Schedule 1)                                              $_______________
        (c)         Ratio of (a) to (b)                                       ______ to 1.00





------------------
4        Exclude if financed by Permitted Foreign Debt or Domestic Purchase
         Money Debt
5        Exclude prepayments pursuant to Section 2.10 which reduce the
         Commitments pursuant to Section 2.08(b)

                                       52

                    Maximum Ratio                                             <[7.00 to 1.00]
                                                                              <[7.25 to 1.00]
                                                                              <[6.00 to 1.00]
                                                                              <[5.00 to 1.00]
                                                                              <[4.00 to 1.00]
                                                                              <[3.50 to 1.00]
                                                                              <[3.00 to 1.00]


7.       Minimum Consolidated Tangible Net Worth (Section 5.20)

         On and after the Second Amendment Effective Date, Consolidated Tangible Net Worth shall at no times be less than $200,000,000 plus the sum of
         (i) 50% of the cumulative Reported Net Income of the Borrower and its Consolidated Subsidiaries during any period after the Fiscal Quarter ended 12/31/00 (taken as one accounting period), calculated quarterly at the end of each Fiscal Quarter but excluding from such calculations of Reported Net Income for purposes of this clause (i), any Fiscal Quarter in which Reported Net Income of the Borrower and its Consolidated Subsidiaries is negative, (ii) 100% of the cumulative Reported Net Proceeds of Capital Stock received during any period after the Fiscal Quarter ended 12/31/00, calculated quarterly at the end of each Fiscal Quarter, and (iii) 100% of any equity resulting from the conversions of any Debt of the Borrower or its Consolidated Subsidiaries.

        (a)    Consolidated Tangible Net Worth
               (Schedule 2)                                    $______________
        (b)    Reported Net Income6___________________         $______________
        (c)    50% of (b)                                      $______________
        (d)    cumulative Net Proceeds of Capital Stock
               received after Fiscal Quarter ending December
               31, 2000                                        $______________
        (e)    equity resulting from conversions of Debt       $______________
        (f)    Sum of (c), (d) (e) and $200,000,000            $______________
               Limitation:  (a) may not be less than (f)



----------
6 Exclude any Fiscal Quarter in which Reported Net Income is negative, 100% of cumulative Net Proceeds of Capital Stock received during any period after the Fiscal Quarter ending December 31, 2000, and 100% of any equity resulting from the conversions of any Debt.

8.       Factoring Arrangements (Section 5.23)

The Borrower and its Subsidiaries shall not have any factoring arrangements, except those which comply with the provisions of this Section 5.23 ("Permitted Factoring Arrangements"): (i) the aggregate face amount of factored accounts receivable outstanding at any time shall not exceed $40,000,000; (ii) any Factor Advances under a Permitted Factoring Arrangement shall be included in the computation of Debt for purposes of Section 5.24(B)(viii) and may be secured by
(x) accounts receivable (and other receivables, including instruments, chattel paper, documents and general intangibles, and returned and repossessed goods related thereto) which are not sold and have not been identified for sale to such factor ("Non-Factored Accounts"), so long as such factor has expressly subordinated its Lien on such Non-Factored Accounts to the Lien of the Collateral Agent, pursuant to a subordination provision acceptable to the Administrative Agent, which subordinated Liens shall be included in the computation of Liens permitted by Section 5.16(j), and (y) accounts (and other receivables, including instruments, chattel paper, documents and general intangibles, and returned and repossessed goods related thereto) which have been identified for sale to such factor pursuant to the factoring arrangement but which have not yet been sold ("Identified Accounts"), which Liens shall be included in the computation of Liens permitted by Section 5.16(j) until they are actually sold pursuant to such factoring arrangement, but need not be subordinated pursuant to the foregoing (and any Non-Factored Accounts which become Identified Accounts shall no longer be subject to such subordination provisions). Upon the actual sale of Identified Accounts pursuant to such factoring arrangement (such sold accounts being "Factored Accounts"), the Lien of the Collateral Agent shall be automatically released pursuant to the Security Agreement.

        ----------- ---------------------------------------------------------- --------------------------------------
        (a)         aggregate face amount of factored accounts outstanding     $_______________
        ----------- ---------------------------------------------------------- --------------------------------------
        (b)         Limitation                                                 $40,000,000
        ----------- ---------------------------------------------------------- --------------------------------------

9.       Additional Debt (Section 5.24)

The Borrower shall not incur or permit to exist, or permit any Consolidated Subsidiary other than the Receivables Subsidiary to incur or permit to exist, any Debt other than:

                           (A) Subject to Section 2.10(h), Debt under credit facilities in Mexico in the aggregate amount not exceeding the Dollar equivalent of 66,000,000 Mexican pesos, calculated based on the exchange rate as of the Closing Date, debt under credit facilities in the United Kingdom in the aggregate amount not exceeding the Dollar equivalent of 5,000,000 British pounds sterling, calculated based on the exchange rate as of the Closing Date, term facilities in Portugal in the aggregate amount not exceeding the Dollar equivalent of 900,000,000 Portuguese escudos, calculated based on the exchange rate as of the Closing Date; and

                           (B) (i) Debt in existence on the Closing Date (including unsecured Debt in the amount of $1,500,000 of Unger Fabrik LLC, a limited liability company in which the Borrower owns 50% on the First Amendment Effective Date, but in which it may thereafter acquire additional interests), and extensions, renewals, refinancings or refundings thereof (provided that the amount of such Debt is not increased); (ii) the Debt under this Agreement; (iii) Debt permitted to be secured by Liens permitted by Section 5.16; (iv) Debt of the types described in clause (vii) of the definition of Debt which is incurred in the ordinary course of business in connection with the sale or purchase of goods or to assure performance of an obligation to a utility or a governmental entity or a worker's compensation obligation;
         (v) Receivables Program Obligations; (vi) Debt permitted by Section 5.15; (vii) obligations to reimburse any bank or other Person in respect of amounts paid or to be paid under any irrevocable standby letter of credit, or letter of credit issued in support of trade payables arising from the import of goods, in an aggregate amount at any time for all such standby and trade letters of credit not exceeding $5,000,000, (viii) Foreign Capital Leases and other Permitted Foreign Debt and (ix) Domestic Purchase Money Debt up to $40,000,000. The Borrower shall not permit the Receivables Subsidiary to incur any Debt or other liabilities other than in connection with the Receivables Securitization Program.

        (a)         Reimbursement obligations under standby and trade letters of credit        $________
                    Limitation:  (a) may not exceed $5,000,000
        (b)         Domestic Purchase Money Debt                                               $________
                    Limitation:  (b) may not exceed $40,000,000


         10.      Capital Expenditures (Section 5.27)

                           (a) Capital Expenditures for the Fiscal Quarter just ended and the 3 immediately preceding Fiscal Quarters shall at no time be greater than the sum of (x) the applicable amount set forth below as of the end of the Fiscal Quarters set forth below, less (y) the cash portion of the UK Restructuring Charges taken during such period:


                  ----------------------------------------- ----------------------------------
                  Fiscal Quarter                              Maximum Capital Expenditures
                  ----------------------------------------- ----------------------------------
                  2nd of 2001 Fiscal Year                              $71,000,000
                  ----------------------------------------- ----------------------------------
                  3rd of 2001 Fiscal Year                              $73,000,000
                  ----------------------------------------- ----------------------------------
                  4th of 2001 Fiscal Year                              $63,000,000
                  ----------------------------------------- ----------------------------------
                  1st of 2002 Fiscal Year                              $61,000,000
                  ----------------------------------------- ----------------------------------
                  2nd of 2002 Fiscal Year                              $53,000,000
                  ----------------------------------------- ----------------------------------
                  3rd of 2002 Fiscal Year                              $52,000,000
                  ----------------------------------------- ----------------------------------
                  4th of 2002 Fiscal Year and thereafter               $50,000,000
                  ----------------------------------------- ----------------------------------

         (b) If, at the end of the first Fiscal Quarter of the 2002 Fiscal Year or at the end of any Fiscal Quarter thereafter, the Fixed Charge Coverage Ratio for the Fiscal Quarter just ended is less than 1.25 to 1.00, the Borrower shall not, or permit its Consolidated Subsidiaries to, commit to future Capital Expenditures greater than 50% of the maximum Capital Expenditures for the next 4 Fiscal Quarters as set forth in the table above.

        -------------------------------------------------------------------------------------- ----------------------
        (a) Capital Expenditures (Schedule 3)                                                  $_________
        -------------------------------------------------------------------------------------- ----------------------
        (b) cash portion of the UK Restructuring Charges (if applicable)  (Schedule 3)         $_________
        -------------------------------------------------------------------------------------- ----------------------
        (c) sum of (a) less (b)                                                                $_________
        -------------------------------------------------------------------------------------- ----------------------
              Limitation (unless (i) below is less than 1.25 to 1.0)                           [$71,000,000]
                                                                                               [$73,000,000]
                                                                                               [$63,000,000]
                                                                                               [$61,000,000]
                                                                                               [$53,000,000]
                                                                                               [$52,000,000]
                                                                                               [$50,000,000]
        -------------------------------------------------------------------------------------- ----------------------
        (d)         Consolidated Total EBITDA(7)                                               $____________
                    (Schedule 1)
        (e)         Consolidated Interest Expense(7)                                           $____________
        (f)         Capital Expenditures(7,8)                                                  $____________
        (g)         scheduled principal payments on Debt coming due in the next period(9)      $____________
        (h)         sum of (e) plus (f) plus (g)                                               $____________
        (i)         Ratio of (d) to (h)                                                        ______ to 1.00
                    Limitation (if (g) is less than 1.25 to 1.0)                               [$35,500,000]
                                                                                               [$36,500,000]
                                                                                               [$31,500,000]
                                                                                               [$30,500,000]
                                                                                               [$26,500,000]
                                                                                               [$26,000,000]
                                                                                               [$25,000,000]

----------
7 Most recent Fiscal Quarter only, from and after the first Fiscal Quarter of the 2002 Fiscal Year
8        Exclude if financed by Permitted Foreign Debt or Domestic Purchase
         Money Debt
9        Include only next Fiscal Quarter and exclude prepayments pursuant to
         Section 2.10 which reduce the Commitments pursuant to Section 2.08(b)

11.      Adjusted Interest Coverage Ratio (Section 5.28)(10)

         Commencing at the end of the first Fiscal Quarter of the 2003 Fiscal Year, the Adjusted Interest Coverage Ratio for the Fiscal Quarter just ended and the 3 immediately preceding Fiscal Quarters shall at no time be less than 3.00.

        (a)         Consolidated Total EBITDA
                    (Schedule 1)                            $____________
        (b)         Capital Expenditures                    $____________
        (c)         Sum of (a) less (b)                     $____________
        (d)         Consolidated Interest Expense           $____________
        (e)         Ratio of (c) to (d)                     ______ to 1.00
                    Minimum Ratio                                  3.0 to 1.00


12.      Minimum Consolidated Total EBITDA (Section 5.29)

         Consolidated Total EBITDA for the Fiscal Quarter just ended and the 3 immediately preceding Fiscal Quarters shall be at least the amounts set forth below as of the end of the Fiscal Quarters set forth below:

                  ----------------------------------------- ----------------------------------
                  Fiscal Quarter                                     Minimum EBITDA
                  ----------------------------------------- ----------------------------------
                  2nd of 2001 Fiscal Year                              $43,000,000
                  ----------------------------------------- ----------------------------------
                  3rd of 2001 Fiscal Year                              $42,000,000
                  ----------------------------------------- ----------------------------------
                  4th of 2001 Fiscal Year                              $50,000,000
                  ----------------------------------------- ----------------------------------
                  1st of 2002 Fiscal Year                              $60,000,000
                  ----------------------------------------- ----------------------------------
                  2nd of 2002 Fiscal Year                              $78,000,000
                  ----------------------------------------- ----------------------------------
                  3rd of 2002 Fiscal Year                              $88,000,000
                  ----------------------------------------- ----------------------------------
                  4th of 2002 Fiscal Year and thereafter               $95,000,000
                  ----------------------------------------- ----------------------------------



----------
10 Include this portion only from and after the first Fiscal Quarter of the 2003 Fiscal Year

        (a)         Consolidated Total EBITDA           $____________
                    (Schedule 1)
                    Limitation                          [$43,000,000]
                                                        [$42,000,000]
                                                        [$50,000,000]
                                                        [$60,000,000]
                                                        [$78,000,000]
                                                        [$88,000,000]
                                                        [$95,000,000]

                                                                      Schedule 1
                                                                      ----------

                            CONSOLIDATED TOTAL EBITDA
                            -------------------------

(a)          Consolidated Net Income for:

             ___ quarter ___                                    $______________
             ___ quarter ___                                    $______________
             ___ quarter ___                                    $______________
             ___ quarter ___                                    $______________

             Total                                              $______________

(b)          Consolidated Interest Expense for:

             ___ quarter ___                                    $______________
             ___ quarter ___                                    $______________
             ___ quarter ___                                    $______________
             ___ quarter ___                                    $______________

             Total                                              $______________

(c)          Amortization expense for:

             ___ quarter ___                                    $______________
             ___ quarter ___                                    $______________
             ___ quarter ___                                    $______________
             ___ quarter ___                                    $______________

             Total                                              $______________

(d)          Depreciation expense for:

             ___ quarter ___                                    $______________
             ___ quarter ___                                    $______________
             ___ quarter ___                                    $______________
             ___ quarter ___                                    $______________

             Total                                              $______________

(e) Consolidated tax expense for (subtract if a net tax benefit has been recognized):

             ___ quarter ___                                    $______________
             ___ quarter ___                                    $______________
             ___ quarter ___                                    $______________
             ___ quarter ___                                    $______________

             Total                                              $______________

(f)          Applicable Restructuring Charges for

             ___ quarter ___                                    $______________
             ___ quarter ___                                    $______________
             ___ quarter ___                                    $______________
             ___ quarter ___                                    $______________

             Total                                              $______________

             CONSOLIDATED TOTAL EBITDA                          $______________
             (sum of (a), plus (b), plus (c), plus (d), plus (e), plus (f))

                                                                      Schedule 2
                                                                      ----------

                         CONSOLIDATED TANGIBLE NET WORTH
                         -------------------------------

(a)          Stockholders' Equity                                $_____________

(b)          any surplus resulting from any write-up of
             assets subsequent to [__________________]           $_____________

(c)          all assets which would be treated as
             intangible assets                                   $_____________

(d)          any amount at which shares of Capital Stock
             appear as an asset on the balance sheet (to the
             extent not included in (c)                          $_____________

(e)          loans or advances to stockholders, directors,
             officers or employees                               $_____________

(f)          deferred expenses (to the extent not
             included in (c)                                     $_____________

CONSOLIDATED TANGIBLE NET WORTH (sum
of (a) less (b), less (c), less (d), less (e), less (f))         $_____________

                                                                      Schedule 3
                                                                      ----------

                              CAPITAL EXPENDITURES
                              --------------------
                  CASH PORTION OF THE UK RESTRUCTURING CHARGES
                  --------------------------------------------

(a)          Capital Expenditures:
             ___ quarter ___                                   $______________
             ___ quarter ___                                   $______________
             ___ quarter ___                                   $______________
             ___ quarter ___                                   $______________

             Total                                             $______________

(b)          Cash portion of UK Restructuring Charges taken
             ___ quarter ___                                   $______________
             ___ quarter ___                                   $______________
             ___ quarter ___                                   $______________
             ___ quarter ___                                   $______________

             Total                                             $______________

                                                                      Schedule 4


                           CONSOLIDATED TOTAL DEBT11
                           -------------------------

(a)          obligations for borrowed money, including Factor Advances:
             ___ quarter ___                                                    $______________
             ___ quarter ___                                                    $______________
             ___ quarter ___                                                    $______________
             ___ quarter ___                                                    $______________

             Total                                                              $______________

(b)          obligations evidenced by bonds, debentures, notes or other similar instruments
             ___ quarter ___                                                    $______________
             ___ quarter ___                                                    $______________
             ___ quarter ___                                                    $______________
             ___ quarter ___                                                    $______________

             Total                                                              $______________

(c)          obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business
             ___ quarter ___                                                    $______________
             ___ quarter ___                                                    $______________
             ___ quarter ___                                                    $______________
             ___ quarter ___                                                    $______________

             Total                                                              $______________

(d)          obligations as lessee under capital leases
             ___ quarter ___                                                    $______________
             ___ quarter ___                                                    $______________
             ___ quarter ___                                                    $______________
             ___ quarter ___                                                    $______________

             Total                                                              $______________

(e)          obligations to reimburse any bank or other Person in respect  of amounts payable under a banker's acceptance
             ___ quarter ___                                                    $______________


----------
11 Avoid duplication by including in only one category any item which could be included in more than one category

             ___ quarter ___                                                    $______________
             ___ quarter ___                                                    $______________
             ___ quarter ___                                                    $______________

             Total                                                              $______________

(f)          Redeemable Preferred Stock
             ___ quarter ___                                                    $______________
             ___ quarter ___                                                    $______________
             ___ quarter ___                                                    $______________
             ___ quarter ___                                                    $______________

             Total                                                              $______________

(g)          obligations to reimburse any bank or other Person in respect of amounts paid or to be paid under a letter of credit or similar instrument, but excluding letters of credit or similar
             instruments having a stated  maturity of less than one year from the date of issuance which are issued in support of trade
             payables arising from the import of goods
             ___ quarter ___                                                    $______________
             ___ quarter ___                                                    $______________
             ___ quarter ___                                                    $______________
             ___ quarter ___                                                    $______________

             Total                                                              $______________

(h)          Hedge Obligations
             ___ quarter ___                                                    $______________
             ___ quarter ___                                                    $______________
             ___ quarter ___                                                    $______________
             ___ quarter ___                                                    $______________

             Total                                                              $______________

(i)          Debt of others secured by a Lien on any asset, whether or not such Debt is assumed
             ___ quarter ___                                                    $______________
             ___ quarter ___                                                    $______________
             ___ quarter ___                                                    $______________
             ___ quarter ___                                                    $______________

             Total                                                              $______________

(j)          Debt of others Guaranteed
             ___ quarter ___                                                    $______________


             ___ quarter ___                                                    $______________
             ___ quarter ___                                                    $______________
             ___ quarter ___                                                    $______________

             Total                                                              $______________

(k)          principal amounts outstanding and owed to parties other than the
             Borrower or any Subsidiary under the items described in clause
             (a) of the definition of Receivables Program Obligations.
             ___ quarter ___                                                    $______________
             ___ quarter ___                                                    $______________
             ___ quarter ___                                                    $______________
             ___ quarter ___                                                    $______________

             Total                                                              $______________


CONSOLIDATED TOTAL DEBT (sum of (a) through (k), inclusive)            $_________________



                                                                       EXHIBIT R
                                                                       ---------


                                                                   WACHOVIA LOGO
--------------------------------------------------------------------------------
                  Assignment of Life Insurance Policy as Collateral


A. For Value Received the undersigned hereby assign, transfer and set over to WACHOVIA BANK, N.A., in its capacity as Collateral Agent, and its successors and assigns in such capacity (herein called the "Assignee") under the Amended and Restated Intercreditor Agreement among Wachovia Bank, N.A., as Collateral Agent, and the Secured Parties party thereto from time to time, as amended by First Amendment to Intercreditor Agreement dated as of May 15, 2001, pertaining to Guilford Mills, Inc. and certain of its Subsidiaries (as amended or supplemented from time to time, the "Intercreditor Agreement") the policies listed on Appendix 1 hereto issued by ________________________________________ (herein called the "Insurer") and any supplementary contracts issued in connection therewith (each said policy and contracts as to a named insured being collectively called the "Policy" as to such named insured), upon the life of, for each Policy, the individuals named on Appendix 1 opposite the Policy No. for such Policy and all claims, options, privileges, rights, title and interest therein and thereunder (except as provided in Paragraph D hereof), subject to all the terms and conditions of the Policy and to all superior liens, if any, which the Insurer may have against the Policy. The undersigned by this instrument jointly and severally agree and the Assignee by the acceptance of this assignment agrees to the conditions and provisions herein set forth. Capitalized terms which are used but not defined herein have the meanings set forth in the Credit Agreement. may have against the Policy. The undersigned by this instrument agrees and the Assignee by the acceptance of this assignment agrees to the conditions and provisions herein set forth. Capitalized terms which are used but not defined herein have the meanings set forth in the Intercreditor Agreement.

B. This assignment is made and each Policy is to be held as collateral security for all Secured Obligations.

C. It is expressly agreed that, without detracting from the generality of the foregoing, the following specific rights are included in this assignment and pass by virtue hereof:
         1. The sole right to collect from the Insurer the net proceeds of the Policy when it becomes a claim by death or maturity;
         2. The sole right to surrender the Policy and receive the surrender value thereof at any time provided by the terms of the Policy and at such other times as the Insurer may allow;
         3. The sole right to obtain one or more loans or advances on the Policy, either from the Insurer or, at any time, from other persons, and to pledge or assign the Policy as security for such loans or advances;
         4. The sole right to collect and receive all distributions or shares of surplus, dividend deposits or additions to the Policy now or hereafter made or apportioned thereto, and to exercise any and all options contained in the Policy with respect thereto; provided, that unless and until the Assignee shall notify the Insurer in writing to the contrary, the distributions or shares of surplus, dividend deposits and additions shall continue on the plan in force at the time of this assignment; and
         5. The sole right to exercise all nonforfeiture rights permitted by the terms of the Policy or allowed by the Insurer and to receive all benefits and advantages derived therefrom.

D. It is expressly agreed that the following specific rights, so long as the Policy has not been surrendered, are reserved and excluded from this assignment and do not pass by virtue hereof:
         1. The right to collect from the Insurer any disability benefit payable in cash that does not reduce the amount of insurance;
         2. The right to elect any optional mode of settlement permitted by the Policy or allowed by the Insurer; but the reservation of these rights shall in no way impair the right of the Assignee to surrender the Policy completely with all its incidents or impair any other right of the Assignee hereunder, and any designation or change of beneficiary or election of a mode of settlement shall be made subject to this assignment and to the rights of the Assignee hereunder.

E.   The Assignee covenants and agrees with the undersigned as follows:
         1. That any balance of sums received hereunder from the Insurer remaining after payment of the then existing Secured Obligations, matured or unmatured, shall be paid by the Assignee to the persons entitled thereto under the terms of the Policy had this assignment not been executed;
         2. That the Assignee will not exercise any rights under paragraph C hereof (except for the purpose of paying premiums), until there has been an Actionable Default under the Intercreditor Agreement or a failure to pay any premium when due, nor until twenty days after the Assignee shall have mailed, by first- class mail, to the undersigned at the address(es) last supplied in writing to the Assignee specifically referring to this assignment, notice of intention to exercise such right; and
         3. That the Assignee will upon request forward without unreasonable delay to the Insurer the Policy for endorsement of any designation or change of beneficiary or any election of an optional mode of settlement.

F. The Insurer is hereby authorized to recognize the Assignee's claims to rights hereunder without investigating the reason for any action taken by the Assignee, or the validity or the amount of the Secured Obligations or the existence of any default therein, or the giving of any notice under Paragraph E(2) above or otherwise, or the application to be made by the Assignee of any amounts to be paid to the Assignee. The sole signature of the Assignee shall be sufficient for the exercise of any right under the Policy assigned hereby and the sole receipt of the Assignee for any sums received shall be a full discharge and release therefor to the Insurer. Checks for all or any part of the sums payable under the Policy and assigned herein, shall be drawn to the exclusive order of the Assignee if, when, and in such amounts as may be requested by the Assignee.

G. The Assignee shall be under no obligation to pay any premium, or the principal of or interest on any loans or advances on the Policy whether or not obtained by the Assignee, or any other charges on the Policy, but any such amounts so paid by the Assignee from its own funds, shall become a part of the Secured Obligations hereby secured, shall be due immediately, and shall draw interest at a rate equal to the Default Rate under the Credit Agreement, not exceeding the maximum rate permitted by applicable law.

H. The exercise of any right, option, privilege or power given herein to the Assignee shall be at the option of the Assignee, but (except as restricted by paragraph E(2) above) the Assignee may exercise any such right, option, privilege or power without notice to, or assent by, or affecting the liability of, or releasing any interest hereby assigned by the undersigned.

I. The Assignee may take or release other security, may release any party primarily or secondarily liable for any of the Secured Obligations, may grant extensions, renewals orindulgences with respect to the Secured Obligations, or may apply to the Secured Obligations in such order as the Assignee shall determine, the proceeds of the Policy hereby assigned or any amount received on account of the Policy by the exercise of any right permitted under this assignment, without resorting or regard to other security.

J. In the event of any conflict between the provisions of this assignment and provisions of the note or other evidence of any Liability, with respect to the Policy or rights of collateral security therein, the provisions of this assignment shall prevail.

K. Each of the undersigned declares that no proceedings in bankruptcy are pending against him and that his property is not subject to any assignment for the benefit of creditors.

L. The Insurer is hereby authorized to provide to the Assignee the attached Acknowledgment of Receipt and Insurer Questionnaire.

M. This assignment shall be governed by, and construed in accordance with, the laws of the State of New York and shall bind and inure to the benefit of the successors and assigns of the parties hereto.

                  Signed this            day of                     ,   2001

                               ---------          -----------------     ---------


------------------------------------------------------------         ------------------------------------------------------------
                          Witness                                    GUILFORD MILLS, INC.,


                                                                     ------------------------------------------------------------
                                                                     Guilford Mills, Inc.
                                                                     4925 West Market Street
                                                                     Greensboro, NC 27407
                                                                     Attention: Kim A. Thompson, CFO
                                                                     Telecopier number: 336-316-4056
                                                                     Confirmation number: 336-316-4136



                            Individual Acknowledgment
State of ______________________________________
County of _____________________________________} SS:

On the ___________ day of _____________________, ____________, before me personally came____________________________________to me known to be the individual described in and who executed the foregoing assignment and acknowledged to me that he/she executed the same.


                                                ________________________________
                                                         Notary Public
My commission expires ________________________



                            Corporate Acknowledgment
State of North Carolina
County of____________________________________}       SS:

On the ___________day of _____________________, ____________ before me personally came _______________________________________, who being by me duly sworn, did depose and say that he resides in that he is the __________________________________of Guilford Mills, Inc., the corporation described in and which executed the foregoing assignment; that he knows the seal of said corporation; that the seal affixed to said assignment is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.



                                                ________________________________
                                                         Notary Public
My commission expires ________________________


                                                                   WACHOVIA LOGO
--------------------------------------------------------------------------------
Acknowledgment of Receipt and Insurer Questionnaire

                  The Insurer hereby acknowledges that a duplicate of the
foregoing Assignment was received and filed this day at the home office of the
Insurer in
                  --------------------------------------------------------------
                  The Insurer hereby responds for the benefit of the Assignee to the following questions regarding the Policy:
         Ownership:

         1. Is the ownership of the Policy described in the Assignment correct as to your records?

                  -------------------------------------------------------------
         Premiums:

         1.       Premiums paid to _______Annually _______Semiannual
                  _______Quarterly _______ Monthly _______

                  Amount of prepaid premiums, if any:__________________________

         2.       Premium payment branch or agency office name and address:

                                   ---------------------------------------------

                                   ---------------------------------------------

                                   ---------------------------------------------
         3.       In the event of premium default:

                  (a).     Is A.P.L. provision operative?
                                                         ----------------------

                  (b) Will you notify Assignee in ample time for Assignee to protect its collateral?

                           -----------------------------------------------------
         Policy Cash Value:
         1.       Cash value as of                      : $                           (Dividends excluded; loans not deducted)
                                        ---------------       -----------------------
         2.       Cash value of accumulated dividends:  $                              Additions:  $
                                                               -----------------------                   ------------------------
         Encumbrances:
         1.       Policy loans (if none, so indicate):  $
                                                           --------------------------------------------------------------------
         2.       Any existing assignments, tax liens or other encumbrances applicable to the Policy on your records?

                 -------------------------------------------------------------------------------------------------------------
         If so, please describe
                                   --------------------------------------------------------------------------------------------
         Net loan value (amount of cash value for loan purposes):
                                                                      ---------------------------------------------------------
         Beneficiary Arrangement:
         Please send to the Assignee for execution the following forms or information indicated by (x):
         ( )      Form to designate Insured's estate as beneficiary
         ( )      Form to reinstate the present beneficiary arrangement
                  subject to the Assignment to the Assignee
         ( )      Form to provide that settlement with an assignee in the
                  event of a death claim will be made in a single sum, or, if such form is not necessary, your assurance that it is your company's practice to make such a single sum settlement with an assignee.


         Special Questions:   (Use space below or on reverse side or an attachment if additional space is required)
         1.       Name of present beneficiary if different from original named in policy:

                 -------------------------------------------------------------------------------------------------------------
         2.       Death Settlement Basis:   |_|   Lump Sum             |_|   Optional Mode
                  Describe:
                                -----------------------------------------------------------------------------------------------
         3.       Have you recorded the Assignment in an appropriate manner on your records?
                           [ ] Yes              [ ] No
         4.       Will you notify Assignee at the end of the grace period if premiums are not paid?
                           [ ] Yes              [ ] No
                  The undersigned, being duly authorized, does hereby represent and warrant that the information furnished in this Acknowledgment of Receipt and
Insurer Questionnaire is true and correct as of the date hereof.
        Date:
                                                                         --------------------------------------------------------
                                                                         Name of Insurer

        ----------------------------------------------------------
                                                                         By:
                                                                         --------------------------------------------------------
                                                                         Authorized Signature


                                                                         --------------------------------------------------------
                                                                         Name of Signatory Party - type or print


                                   Appendix I

---------------------------------------------------------------------------------------------------------
         Insurer                    Insured            Policy Number        Amount        Date Issued
---------------------------------------------------------------------------------------------------------
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                                       71

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                                                           TOTAL



                      Schedule 5.25(c) to Second Amendment

------------------------------------------------------------------------------------------------------------
         Insurer                 Policy Number                Insured           Date Issued    CSV Amount
------------------------------------------------------------------------------------------------------------


                                   ANNEX 1 TO
                                   ----------
              SECOND AMENDMENT TO AND WAIVER UNDER CREDIT AGREEMENT
              -----------------------------------------------------






         FIRST AMENDMENT TO AMENDED AND RESTATED INTERCREDITOR AGREEMENT


         FIRST AMENDMENT TO AMENDED AND RESTATED INTERCREDITOR AGREEMENT ("First Amendment"), dated as of May 15, 2001, among Wachovia Bank, N.A., in its capacity as collateral agent hereunder (the "Collateral Agent"), each of the holders of the Senior Note Holders specified on the signature pages hereof and each of the Banks specified on the signature pages hereof .

         WHEREAS, the Collateral Agent and the Senior Note Holders and Banks party hereto executed and delivered that certain Amended and Restated Intercreditor Agreement dated as of November 6, 2000 (the "Intercreditor Agreement"; capitalized terms used herein without definition have the meanings given them or incorporated by reference in the Intercreditor Agreement);

         WHEREAS, the Credit Agreement and the Note Purchase Agreements are being amended as of the date hereof and the parties desire to amend the Intercreditor Agreement in order to make it consistent with such amendments;

         NOW, THEREFORE, the parties hereto agree as follows:

         1. Amendment to Definitions. The definition contained in the Intercreditor Agreement hereby are amended by deleting the definition of "Collateral" and by adding the following new definitions:

                           "Collateral" has the meaning set forth in the introductory paragraphs of the Intercreditor Agreement, but also includes (i) any Additional Lien, as contemplated in Section 5 of the Intercreditor Agreement, (ii) from and after execution and delivery of the Life Insurance Assignments pursuant to Section 5.25(c) of the Credit Agreement and Section 9.9(c) of the Note Agreement, the life insurance policies described in the Life Insurance Assignments, and
         (iii) when and if the UK Subsidiary Collateral Documents are executed and delivered pursuant to Section 5.25(d) of the Credit Agreement and
         Section 9.9(d) of the Note Agreement, the UK Subsidiary Collateral.

                           "Life Insurance Assignments" has the meaning set forth in the Credit Agreement, without giving effect to any amendment thereof after the date hereof.

                           "Second Amendment Effective Date" means the date of execution and delivery of the Second Amendment to and Waiver Under Credit Agreement pertaining to the Credit Agreement, which is the date hereof.

                           "UK Subsidiary Collateral" has the meaning set forth in the Credit Agreement, without giving effect to any amendment thereof after the date hereof.

                           "UK Subsidiary Collateral Documents" has the meaning set forth in the Credit Agreement, without giving effect to any amendment thereof after the date hereof.

         2. Amendment to Section 23. Section 23 of the Intercreditor Agreement hereby is deleted and the following is substituted therefor:

                           23.       Mandatory Prepayments.

                           Pursuant to amendments to the Transaction Documents on the Second Amendment Effective Date, but subject to the exercise by any Senior Note Holder of its contractual right to decline any mandatory prepayments, certain mandatory prepayments are required to be made ratably (based on the aggregate outstanding principal amount under the Bank Notes and under the Senior Notes) to (x) the Bank Agent, for the ratable benefit of the Banks and (y) ratably to the Senior Note Holders, and such amendments to the Credit Agreement also provide that the "Commitments" under the Credit Agreement shall be ratably reduced by the amount of all such prepayments received by the Bank Agent pursuant to such provisions. Capitalized terms which are used below without definition have the meanings set forth in the Credit Agreement. Such provisions for mandatory prepayments to be made ratably on the Bank Notes and Senior Notes are as follows:

                           (a) If on any Commitment Reduction Date or Cash Flow Certificate Delivery Date under the Credit Agreement the principal amount of the outstanding Loans exceeds to the amount of the new Commitment level set forth for such Commitment Reduction Date in the table contained in Section 2.08(b) of the Credit Agreement or the amount to which the Commitments otherwise would be reduced on the Cash Flow Certificate Delivery Date by virtue of such Section 2.08(b) (the amount of such excess being the "Outstanding Excess"), then a prepayment in the aggregate amount of the Outstanding Excess shall be made ratably on the Loans and the Senior Notes.

                           (b) Upon receipt by the Company or any Domestic Subsidiary of Net Proceeds of Asset Dispositions from any Receivables Securitization Program, the Company shall certify to the Bank Agent and the Collateral Agent the amount of Net Proceeds of Asset Dispositions so received and the current amount of Maximum Available Proceeds under such Receivables Securitization Program and prepay the outstanding Loans and Senior Notes in an aggregate principal amount equal to 85% of such Net Proceeds of Asset Dispositions, but including such Net Proceeds of Asset Dispositions only to the extent they are derived from sales of Receivables in an aggregate amount in excess of the highest level of aggregate sales of Receivables for which Net Proceeds of Asset Dispositions have previously been paid pursuant to this paragraph (b).

                           (c) After the Second Amendment Effective Date, each time during any Fiscal Year in which Net Proceeds of Asset Dispositions in excess of $100,000 from any sale or disposition of any Collateral (other than sales of Inventory in the ordinary course of business or in connection with a Receivables Securitization Program or Permitted Factoring Arrangement), has been received by the Borrower or any

         Domestic Subsidiary since the later of (x) the first day of such Fiscal Year and (y) the date of the most recent prepayment made during such Fiscal Year pursuant to this Section 23(c), if any (each such later date being a "Collateral Net Proceeds Aggregation Date"), within 3 Domestic Business Days after such Collateral Net Proceeds Aggregation Date, the Company shall certify to the Bank Agent and the Collateral Agent the amount of Net Proceeds of Asset Dispositions so received as of such Collateral Net Proceeds Aggregation Date and after any prior Collateral Net Proceeds Aggregation Date during such Fiscal Year, and prepay the outstanding Loans and Senior Notes by an aggregate principal amount equal to 100% of such Net Proceeds of Asset Dispositions received as of such Collateral Net Proceeds Aggregation Date and after any prior Collateral Net Proceeds Aggregation Date during such Fiscal Year.

                           (d) After the Second Amendment Effective Date, each time during any Fiscal Year in which Net Proceeds of Asset Dispositions in excess of $100,000 from any sale or disposition of any asset (other than Collateral, sales of Inventory in the ordinary course of business or in connection with a Receivables Securitization Program or Permitted Factoring Arrangement), has been received by the Borrower or any Domestic Subsidiary since the later of (x) the first day of such Fiscal Year and (y) the date of the most recent prepayment made during such Fiscal Year pursuant to this Section 23(d), if any (each such later date being a "Non-Collateral Net Proceeds Aggregation Date"), within 3 Domestic Business Days after such Non-Collateral Net Proceeds Aggregation Date, the Company shall certify to the Bank Agent and the Collateral Agent the amount of Net Proceeds of Asset Dispositions so received as of such Non-Collateral Net Proceeds Aggregation Date and after any prior Non-Collateral Net Proceeds Aggregation Date during such Fiscal Year, and prepay the outstanding Loans and Senior Notes by an aggregate principal amount equal to 75% of such Net Proceeds of Asset Dispositions received as of such Non-Collateral Net Proceeds Aggregation Date and after any prior Non-Collateral Net Proceeds Aggregation Date during such Fiscal Year.

                           (e) Except as expressly provided in the Morelos Assets Sale Letter, after the Second Amendment Effective Date, within 5 Domestic Business Days after any Foreign Subsidiary receives Net Proceeds of Asset Dispositions from any Foreign Sale-Leaseback Transaction, the Company shall certify to the Bank Agent and the Collateral Agent the amount of Net Proceeds of Asset Dispositions so received and prepay the outstanding Loans and Senior Notes in an aggregate principal amount equal to 100% of the amount of such Net Proceeds of Asset Dispositions.

                           (f) After the Second Amendment Effective Date, within 3 Domestic Business Days after the Company or any Domestic Subsidiary receives Net Proceeds of Debt in excess of $250,000, the Company shall certify to the Bank Agent and the Collateral Agent the amount of Net Proceeds of Debt so received and prepay the outstanding Loans and Senior Notes in an aggregate principal amount equal to 100% of the amount by which such Net Proceeds of Debt exceeds an aggregate amount of Net Proceeds of Debt so received since the Second Amendment Effective Date of $250,000.

                           (g) After the Second Amendment Effective Date, within 5 Domestic Business Days after any Foreign Subsidiary receives Net Proceeds of Debt or incurs any obligations under a Foreign Capital

         Lease (in each case other than Debt permitted by Section 5.24(A) of the Credit Agreement and Section 10.14(a) of the Note Agreement), the Company shall certify to the Bank Agent and the Collateral Agent the amount of Net Proceeds of Debt pertaining thereto and prepay the outstanding Loans and Senior Notes in an aggregate principal amount equal to 75% of the amount of such Net Proceeds of Debt, or, in the case of a Foreign Capital Lease, the present value (using a discount rate equal to the implicit interest rate of such Foreign Capital Lease) of the aggregate amount of basic rent (excluding taxes, insurance and similar other charges) required to be paid during the term of such Foreign Capital Lease (excluding any renewal term, but including any payment required to be made at the end of the term as a result of failure to renew or purchase the property).

                           (h) After the Second Amendment Effective Date, within 3 Domestic Business Days after the Borrower or any Foreign Subsidiary receives any repayment of Investments made as permitted by Section 5.15(xii), (xiii) or (xiv) of the Credit Agreement and Section 10.6(xii), (xiii) or (xiv) of the Note Agreement, the Company shall certify to the Bank Agent and the Collateral Agent the amount of Net Proceeds of Loan Repayment so received and prepay the outstanding Loans and Senior Notes in an aggregate principal amount equal to 100% of such Net Proceeds of Loan Repayment.

                           (i) After the Second Amendment Effective Date, within 3 Domestic Business Days after the Company or any Consolidated Subsidiary receives any Net Proceeds of Capital Stock (excluding Net Proceeds of Capital Stock issued in connection with the exercise of any management or employee stock option, so long as the Company or such Consolidated Subsidiary does not incur any net cash cost in connection with the exercise of such option), the Company shall certify to the Bank Agent and the Collateral Agent the amount of Net Proceeds of Capital Stock pertaining thereto and prepay the outstanding Loans and Senior Notes in an aggregate principal amount equal to 100% of the amount of such Net Proceeds of Capital Stock.

                           (j) Upon receipt by the Company or any Domestic Subsidiary of Net Proceeds of Special Transaction, the Company shall certify to the Bank Agent and the Collateral Agent the amount of Net Proceeds of Special Transaction so received and prepay the outstanding Loans and Senior Notes in an aggregate principal amount equal to 100% of such Net Proceeds of Special Transaction.

                  Each Secured Party hereby agrees that any payment received by it pursuant to this Section 23 shall, for all purposes under this Agreement, including, without limitation, the calculation of distributions of additional mandatory prepayments under this Section 23, be deemed to have been applied solely to the outstanding principal balance under its Bank Note or Senior Note, as the case may be (but each Secured Party reserves the right to actually apply such payment to other components of its Secured Obligations).

         3. Conditions Precedent. This First Amendment shall be effective upon
(i) execution and delivery of a counterpart hereof by each party hereto and of the Consent and Reaffirmation of the Company and the Guarantors at the end hereof by the parties thereto and (ii) execution of the Second Amendment to and Waiver Under Credit Agreement and the amendments to the Note Purchase Agreements contemplated in the recitals hereto, in each case satisfactory to all Secured Parties.

         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the day and year first above written.

                                       COLLATERAL AGENT:
                                       WACHOVIA BANK, N.A.



                                       By:
                                          -------------------------------------
                                             Name:
                                             Title:

                                       BANKS:
                                       WACHOVIA BANK, N.A.




                                       By:
                                          -------------------------------------
                                             Name:
                                             Title:

                                       FIRST UNION NATIONAL BANK



                                       By:
                                          -------------------------------------
                                             Name:
                                             Title:

                                       BANK ONE, NA
                                       (Main Office Chicago)



                                       By:
                                          -------------------------------------
                                             Name:
                                             Title:

                                       BRANCH BANKING AND TRUST COMPANY



                                       By:
                                          -------------------------------------
                                             Name:
                                             Title:

                                       NOTEHOLDERS:
                                       THE PRUDENTIAL INSURANCE
                                          COMPANY OF AMERICA




                                       By:
                                          -------------------------------------
                                             Name:
                                             Title:

                                       THE VARIABLE ANNUITY LIFE
                                             INSURANCE COMPANY



                                       By:
                                          -------------------------------------
                                             Name:
                                             Title:

                                       AMERICAN GENERAL ANNUITY
                                             INSURANCE COMPANY




                                       By:
                                          -------------------------------------
                                             Name:
                                             Title:

                                       MASSACHUSETTS MUTUAL LIFE
                                       INSURANCE COMPANY


                                       By: David L. Babson & Company Inc. as
                                             Investment Adviser



                                       By:
                                          -------------------------------------
                                             Name:
                                             Title:

                                       C. M. LIFE INSURANCE COMPANY

                                       By:   David L. Babson & Company Inc. as
                                             Investment Sub-Adviser



                                       By:
                                          -------------------------------------
                                             Name:
                                             Title:

           CONSENT AND REAFFIRMATION OF THE COMPANY AND THE GUARANTORS


         The undersigned, although not a party thereto, (i) consent to the execution and delivery of the First Amendment to Amended and Restated Intercreditor Agreement to which this Consent And Reaffirmation of the Company and the Guarantors is attached (the "First Amendment"), (ii) consents to the execution and delivery of the Life Insurance Assignments and UK Subsidiary Collateral Documents described therein by the parties thereto, (iii) reaffirms all of its obligations and covenants under the Acknowledgment and Agreement at the end of the Intercreditor Agreement executed by it, and (iv) agrees that none of such obligations and covenants shall be affected by the execution and delivery of the First Amendment or of the Life Insurance Assignments and UK Subsidiary Collateral Documents. This Consent and Reaffirmation of the Company and the Guarantors may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

         IN WITNESS WHEREOF, the party below has caused this Consent And Reaffirmation of the Company and the Guarantors to be duly executed as of the date first above written.



                                GUILFORD MILLS, INC.



                                By:
                                   -------------------------------------
                                   Name:
                                   Title:

                                CURTAINS AND FABRICS, INC.



                                By:
                                   -------------------------------------
                                   Name:
                                   Title:

                                GOLD MILLS, INC.



                                By:
                                   -------------------------------------
                                   Name:
                                   Title:

                            RASCHEL FASHION INTERKNITTING, LTD.



                            By:
                               ---------------------------------------
                               Name:
                               Title:

                            GUILFORD INTERNATIONAL, INC.,
                            a U.S. Virgin Islands corporation
                            GFD FABRICS, INC.,
                            a North Carolina corporation
                            GFD SERVICES, INC.,
                            a Delaware corporation

                            By:
                               ---------------------------------------
                               Title:
                                     ---------------------------------

                            MEXICAN INDUSTRIES OF NORTH
                            CAROLINA, INC. a North Carolina corporation (SEAL) HOFMANN LACES, LTD.,
                            a New York corporation                        (SEAL)
                            ADVISORY RESEARCH SERVICES, INC.
                            a North Carolina corporation                  (SEAL)
                            GUILFORD MILLS (MICHIGAN), INC.
                            a Michigan corporation                        (SEAL)
                            GUILFORD AIRMONT, INC.,
                            a North Carolina corporation                  (SEAL)
                            GOLD MILL FARMS, INC.,
                            a North Carolina corporation                  (SEAL)
                            GMI COMPUTER SALES, INC.
                            a North Carolina corporation                  (SEAL)

                            By:
                               ---------------------------------------
                               Title:
                                     ---------------------------------

                            TWIN RIVERS TEXTILE PRINTING AND FINISHING, a North Carolina general partnership

                            By: Advisory Research Services, Inc.
                                   a General Partner

                            By:
                               ---------------------------------------
                               Title:
                                     ---------------------------------